Exhibit 99.2

Genworth Financial

THIRD QUARTER FINANCIAL SUPPLEMENT

SEPTEMBER 30, 2010

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2010

Note:

Unless otherwise noted, references in this financial supplement to net income (loss), net income (loss) per share, net operating income (loss), net operating income (loss) per share, book value and book value per common share should be read as net income (loss) available to Genworth Financial, Inc.’s common stockholders, net income (loss) available to Genworth Financial, Inc.’s common stockholders per share, net operating income (loss) available to Genworth Financial, Inc.’s common stockholders, net operating income (loss) available to Genworth Financial, Inc.’s common stockholders per share, book value available to Genworth Financial, Inc.’s common stockholders and book value available to Genworth Financial, Inc.’s common stockholders per share, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2010

Dear Investor,

In the U.S. Mortgage Insurance segment, the company provided additional data related to primary delinquencies by payment status. This information can be found on page 46.

Once again, thank you for your continued interest in Genworth Financial.

Please feel free to call with any questions or comments.

Regards,

Alicia Charity

Senior Vice President

Investor Relations

804 662.2248

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2010

Use of Non-GAAP Measures

This financial supplement includes the non-GAAP(1) financial measure entitled “net operating income (loss).” The chief operating decision maker evaluates segment performance and allocates resources on the basis of net operating income (loss). The company defines net operating income (loss) as income (loss) from continuing operations excluding net income attributable to noncontrolling interests, after-tax net investment gains (losses) and other adjustments and infrequent or unusual non-operating items. The company excludes net investment gains (losses) and infrequent or unusual non-operating items because the company does not consider them to be related to the operating performance of the company’s segments and Corporate and Other activities. A significant component of net investment gains (losses) is the result of impairments, size and the timing of which can vary significantly depending on market credit cycles. In addition, the size and timing of other investment gains (losses) are often subject to the company’s discretion and are influenced by market opportunities, as well as asset-liability matching considerations. Infrequent or unusual non-operating items are also excluded from net operating income (loss) if, in the company’s opinion, they are not indicative of overall trends. While some of these items may be significant components of net income (loss) available to Genworth Financial, Inc.’s common stockholders in accordance with GAAP, the company believes that net operating income (loss), and measures that are derived from or incorporate net operating income (loss), are appropriate measures that are useful to investors because they identify the income (loss) attributable to the ongoing operations of the business. However, net operating income (loss) is not a substitute for net income (loss) available to Genworth Financial, Inc.’s common stockholders determined in accordance with GAAP. In addition, the company’s definition of net operating income (loss) may differ from the definitions used by other companies. There were no infrequent or unusual non-operating items excluded from net operating income (loss) available to Genworth Financial, Inc.’s common stockholders during the periods other than a $106 million tax benefit related to separation from the company’s former parent recorded in the first quarter of 2010. The table on page 8 of this financial supplement reflects net operating income (loss) as determined in accordance with accounting guidance related to segment reporting, and a reconciliation of net operating income (loss) of the company’s segments and Corporate and Other activities to net income (loss) available to Genworth Financial, Inc.’s common stockholders for the three and nine months ended September 30, 2010 and 2009. The financial supplement includes other non-GAAP measures management believes enhances the understanding and comparability of performance by highlighting underlying business activity and profitability drivers. These additional non-GAAP measures are on pages 66 through 69 of this financial supplement.

Selected Operating Performance Measures

This financial supplement contains selected operating performance measures including “sales,” “assets under management” and “insurance in-force” or “risk in-force” which are commonly used in the insurance and investment industries as measures of operating performance.

Management regularly monitors and reports the sales metric as a measure of volume of new and renewal business generated in a period. “Sales” refer to: (1) annualized first-year premiums for term life, long-term care and Medicare supplement insurance; (2) new and additional premiums/deposits for universal life insurance, linked-benefits, spread-based and variable products; (3) gross and net flows, which represent gross flows less redemptions, for the wealth management business; (4) written premiums and deposits, gross of ceded reinsurance and cancellations, and premium equivalents, where the company earns a fee for administrative services only business, for lifestyle protection insurance; (5) new insurance written for mortgage insurance, which in each case reflects the amount of business the company generated during each period presented; and (6) written premiums, net of cancellations, for the Mexican insurance operations. Sales do not include renewal premiums on policies or contracts written during prior periods. The company considers annualized first-year premiums, new premiums/deposits, gross and net flows, written premiums, premium equivalents and new insurance written to be measures of the company’s operating performance because they represent a measure of new sales of insurance policies or contracts during a specified period, rather than measures of the company’s revenues or profitability during that period.

Management regularly monitors and reports assets under management for the wealth management business, insurance in-force and risk in-force. Assets under management for the wealth management business represent third-party assets under management that are not consolidated in the financial statements. Insurance in-force for the life, international mortgage and U.S. mortgage insurance businesses is a measure of the aggregate face value of outstanding insurance policies as of the respective reporting date. Risk in-force for the international and U.S. mortgage insurance businesses is a measure that recognizes that the loss on any particular mortgage loan will be reduced by the net proceeds received upon sale of the underlying property. The company considers assets under management for its wealth management business, insurance in-force and risk in-force to be measures of the company’s operating performance because they represent measures of the size of the business at a specific date, rather than measures of the company’s revenues or profitability during that period.

This financial supplement also includes a metric related to loss mitigation activities for the U.S. mortgage insurance business. The company defines loss mitigation activities as rescissions, cancellations, borrower loan modifications, repayment plans, lender- and borrower-titled pre-sales and other loan workouts and claim mitigation actions. Estimated savings related to rescissions are the reduction in carried loss reserves, net of premium refunds and reinstatement of prior rescissions. Estimated savings related to loan modifications and other cure related loss mitigation actions represent the reduction in carried loss reserves. For non-cure related actions, including pre-sales, the estimated savings represent the difference between the full claim obligation and the actual amount paid. The company believes that this metric helps to enhance the understanding of the operating performance of the U.S. mortgage insurance business.

These operating measures enable the company to compare its operating performance across periods without regard to revenues or profitability related to policies or contracts sold in prior periods or from investments or other sources.

(1)	U.S. Generally Accepted Accounting Principles

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2010

Financial Highlights

(amounts in millions, except per share data)

Balance Sheet Data	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009
Total Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss)	$12,518	$12,600	$12,544	$12,440	$12,394
Total accumulated other comprehensive income (loss)	2,484	1,331	347	(164)	23

Total Genworth Financial, Inc.’s stockholders’ equity	$15,002	$13,931	$12,891	$12,276	$12,417

Book value per common share	$30.64	$28.48	$26.36	$25.12	$25.42
Book value per common share, excluding accumulated other comprehensive income (loss)	$25.57	$25.76	$25.65	$25.46	$25.37
Common shares outstanding as of the balance sheet date	489.6	489.2	489.1	488.6	488.5

	Twelve months ended
Twelve Month Rolling Average ROE	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009
GAAP Basis ROE	2.7%	2.3%	1.5%	-3.8%	-6.8%
Operating ROE(1)	2.8%	3.3%	2.5%	1.6%	-0.9%

	Three months ended
Quarterly Average ROE	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009
GAAP Basis ROE	2.6%	1.3%	5.7%	1.3%	0.6%
Operating ROE(1)	0.9%	3.8%	3.7%	3.0%	2.7%

Basic and Diluted Shares	Three months ended September 30, 2010	Nine months ended September 30, 2010
Weighted-average shares used in basic earnings per common share calculations	489.5	489.1
Potentially dilutive securities:
Stock options, restricted stock units and stock appreciation rights	4.4	4.8

Weighted-average shares used in diluted earnings per common share calculations	493.9	493.9

(1)	See page 66 herein for a reconciliation of GAAP Basis ROE to Operating ROE.

Third Quarter Results

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2010

Net Income (Loss)

(amounts in millions)

	Three months ended September 30,		Nine months ended September 30,
	2010	2009	2010	2009
REVENUES:
Premiums	$1,447	$1,492	$4,387	$4,496
Net investment income	815	759	2,403	2,251
Net investment gains (losses)	105	(122)	(104)	(945)
Insurance and investment product fees and other	300	262	812	806

Total revenues	2,667	2,391	7,498	6,608

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,502	1,450	4,157	4,450
Interest credited	212	225	636	763
Acquisition and operating expenses, net of deferrals	472	484	1,446	1,381
Amortization of deferred acquisition costs and intangibles	227	143	590	602
Interest expense	114	96	338	306

Total benefits and expenses	2,527	2,398	7,167	7,502

INCOME (LOSS) BEFORE INCOME TAXES	140	(7)	331	(894)
Provision (benefit) for income taxes	18	(52)	(80)	(420)
Effective tax rate	12.9%	742.9%	-24.2%	47.0%

NET INCOME (LOSS)	122	45	411	(474)
Less: net income attributable to noncontrolling interests	39	26	108	26

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$83	$19	$303	$(500)

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2010

Net Operating Income (Loss) by Segment

(amounts in millions, except per share amounts)

		Three months ended September 30,		Nine months ended September 30,
		2010	2009	2010	2009
	Retirement and Protection:
	Wealth Management	$8	$8	$29	$21
	Retirement Income	26	9	85	(22)
	Life Insurance	33	78	102	174
	Long-Term Care	44	39	131	122

	Total Retirement and Protection	111	134	347	295
	International:
International Mortgage Insurance	—Canada(1)	44	45	130	169
	—Australia	48	42	150	103
	—Other	1	(9)	(15)	(21)
	Lifestyle Protection Insurance	28	18	52	33

	Total International	121	96	317	284
	U.S. Mortgage Insurance	(152)	(116)	(228)	(385)
	Corporate and Other	(51)	(33)	(175)	(90)

	NET OPERATING INCOME	29	81	261	104

	ADJUSTMENTS TO NET OPERATING INCOME:
	Net investment gains (losses), net of taxes and other adjustments(2)	54	(62)	(64)	(604)
	Net tax benefit related to separation from the company’s former parent	—	—	106	—

	NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	83	19	303	(500)
	Add: net income attributable to noncontrolling interests	39	26	108	26

	NET INCOME (LOSS)	$122	$45	$411	$(474)

	Earnings (Loss) Per Share Data:
	Net income (loss) available to Genworth Financial, Inc.’s common stockholders per common share
	Basic	$0.17	$0.04	$0.62	$(1.14)
	Diluted	$0.17	$0.04	$0.61	$(1.14)
	Net operating income per common share
	Basic	$0.06	$0.18	$0.53	$0.23
	Diluted	$0.06	$0.18	$0.53	$0.23
	Weighted-average shares outstanding
	Basic	489.5	448.9	489.1	438.5
	Diluted	493.9	451.6	493.9	438.5

(1)

Adjusted for 42.5% owned by noncontrolling interests beginning in the third quarter of 2009 following the initial public offering of the Canadian mortgage insurance business. The following table shows Canada net operating income assuming 100% ownership and then adjusts for the portion related to noncontrolling interests.

	Three months ended September 30,		Nine months ended September 30,
	2010	2009	2010	2009
Canada’s net operating income	$82	$70	$236	$194
Less: net operating income attributable to noncontrolling interests	38	25	106	25

Canada’s net operating income available to Genworth’s common stockholders	$44	$45	$130	$169

(2)	See page 64 for details on net investment gains (losses), net of taxes and other adjustments.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2010

Consolidated Net Income (Loss) by Quarter

(amounts in millions, except per share amounts)

	2010				2009
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$1,447	$1,470	$1,470	$4,387	$1,523	$1,492	$1,502	$1,502	$6,019
Net investment income	815	823	765	2,403	782	759	781	711	3,033
Net investment gains (losses)	105	(139)	(70)	(104)	(96)	(122)	(53)	(770)	(1,041)
Insurance and investment product fees and other	300	256	256	812	252	262	253	291	1,058

Total revenues	2,667	2,410	2,421	7,498	2,461	2,391	2,483	1,734	9,069

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,502	1,340	1,315	4,157	1,368	1,450	1,492	1,508	5,818
Interest credited	212	211	213	636	221	225	263	275	984
Acquisition and operating expenses, net of deferrals	472	499	475	1,446	503	484	456	441	1,884
Amortization of deferred acquisition costs and intangibles	227	179	184	590	180	143	212	247	782
Interest expense	114	109	115	338	87	96	114	96	393

Total benefits and expenses	2,527	2,338	2,302	7,167	2,359	2,398	2,537	2,567	9,861

INCOME (LOSS) BEFORE INCOME TAXES	140	72	119	331	102	(7)	(54)	(833)	(792)
Provision (benefit) for income taxes	18	(5)	(93)	(80)	27	(52)	(4)	(364)	(393)

NET INCOME (LOSS)	122	77	212	411	75	45	(50)	(469)	(399)
Less: net income attributable to noncontrolling interests	39	35	34	108	35	26	—	—	61

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$83	$42	$178	$303	$40	$19	$(50)	$(469)	$(460)

Earnings (Loss) Per Share Data:
Net income (loss) available to Genworth Financial, Inc.’s common stockholders per common share
Basic	$0.17	$0.09	$0.36	$0.62	$0.08	$0.04	$(0.11)	$(1.08)	$(1.02)
Diluted	$0.17	$0.08	$0.36	$0.61	$0.08	$0.04	$(0.11)	$(1.08)	$(1.02)
Weighted-average shares outstanding
Basic	489.5	489.1	488.8	489.1	488.6	448.9	433.2	433.2	451.1
Diluted	493.9	494.2	493.5	493.9	492.2	451.6	433.2	433.2	451.1

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2010

Net Operating Income (Loss) by Segment by Quarter

(amounts in millions, except per share amounts)

		2010				2009
		3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
	Retirement and Protection:
	Wealth Management	$8	$10	$11	$29	$7	$8	$7	$6	$28
	Retirement Income	26	25	34	85	30	9	16	(47)	8
	Life Insurance	33	32	37	102	43	78	58	38	217
	Long-Term Care	44	47	40	131	49	39	42	41	171

	Total Retirement and Protection	111	114	122	347	129	134	123	38	424
	International:
International Mortgage Insurance	—Canada	44	45	41	130	37	45	58	66	206
	—Australia	48	59	43	150	45	42	32	29	148
	—Other	1	(11)	(5)	(15)	(4)	(9)	(7)	(5)	(25)
	Lifestyle Protection Insurance	28	12	12	52	23	18	4	11	56

	Total International	121	105	91	317	101	96	87	101	385
	U.S. Mortgage Insurance	(152)	(40)	(36)	(228)	(74)	(116)	(134)	(135)	(459)
	Corporate and Other	(51)	(61)	(63)	(175)	(62)	(33)	(67)	10	(152)

	NET OPERATING INCOME	29	118	114	261	94	81	9	14	198

	ADJUSTMENTS TO NET OPERATING INCOME:
	Net investment gains (losses), net of taxes and other adjustments	54	(76)	(42)	(64)	(54)	(62)	(59)	(483)	(658)
	Net tax benefit related to separation from the company’s former parent	—	—	106	106	—	—	—	—	—

	NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	83	42	178	303	40	19	(50)	(469)	(460)
	Add: net income attributable to noncontrolling interests	39	35	34	108	35	26	—	—	61

	NET INCOME (LOSS)	$122	$77	$212	$411	$75	$45	$(50)	$(469)	$(399)

	Earnings (Loss) Per Share Data:
	Net income (loss) available to Genworth Financial, Inc.’s common stockholders per common share
	Basic	$0.17	$0.09	$0.36	$0.62	$0.08	$0.04	$(0.11)	$(1.08)	$(1.02)
	Diluted	$0.17	$0.08	$0.36	$0.61	$0.08	$0.04	$(0.11)	$(1.08)	$(1.02)
	Net operating income per common share
	Basic	$0.06	$0.24	$0.23	$0.53	$0.19	$0.18	$0.02	$0.03	$0.44
	Diluted	$0.06	$0.24	$0.23	$0.53	$0.19	$0.18	$0.02	$0.03	$0.44
	Weighted-average shares outstanding
	Basic	489.5	489.1	488.8	489.1	488.6	448.9	433.2	433.2	451.1
	Diluted	493.9	494.2	493.5	493.9	492.2	451.6	433.2	433.2	451.1

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2010

Consolidated Balance Sheets

(amounts in millions)

	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009
ASSETS
Investments:
Fixed maturity securities available-for-sale, at fair value	$56,356	$53,386	$52,040	$49,752	$47,746
Equity securities available-for-sale, at fair value	223	199	179	159	164
Commercial mortgage loans	6,929	7,208	7,336	7,499	7,704
Restricted commercial mortgage loans related to securitization entities(1)	522	535	552	—	—
Policy loans	1,480	1,467	1,408	1,403	1,408
Other invested assets	5,320	4,042	3,972	4,702	4,949
Restricted other invested assets related to securitization entities(1)	378	374	385	—	—

Total investments	71,208	67,211	65,872	63,515	61,971
Cash and cash equivalents	3,598	4,586	3,466	5,002	7,144
Accrued investment income	760	696	775	691	717
Deferred acquisition costs	7,055	7,170	7,252	7,341	7,414
Intangible assets	647	789	863	934	961
Goodwill	1,321	1,313	1,319	1,324	1,324
Reinsurance recoverable	17,223	17,279	17,333	17,332	17,308
Other assets	958	1,024	934	954	1,141
Deferred tax asset	867	—	18	92	140
Separate account assets	11,063	10,284	11,261	11,002	10,712

Total assets	$114,700	$110,352	$109,093	$108,187	$108,832

(1)	In the first quarter of 2010, the company began reporting restricted assets related to securitization entities required to be consolidated under a new accounting standard effective January 1, 2010.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2010

Consolidated Balance Sheets

(amounts in millions)

	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$30,758	$29,929	$29,686	$29,469	$29,251
Policyholder account balances	27,714	28,338	28,107	28,470	29,381
Liability for policy and contract claims	6,448	6,302	6,389	6,567	6,415
Unearned premiums	4,492	4,238	4,571	4,714	4,808
Other liabilities	6,949	6,287	6,185	6,298	6,708
Borrowings related to securitization entities(1)	502	525	551	—	—
Non-recourse funding obligations	3,437	3,437	3,437	3,443	3,443
Short-term borrowings	730	730	930	930	930
Long-term borrowings	4,373	4,331	3,638	3,641	3,457
Deferred tax liability	2,163	904	313	303	282
Separate account liabilities	11,063	10,284	11,261	11,002	10,712

Total liabilities	98,629	95,305	95,068	94,837	95,387

Stockholders’ equity:
Common stock	1	1	1	1	1
Additional paid-in capital	12,084	12,078	12,064	12,034	12,028

Accumulated other comprehensive income (loss):
Net unrealized investment gains (losses):
Net unrealized gains (losses) on securities not other-than-temporarily impaired	730	208	(652)	(1,151)	(1,121)
Net unrealized gains (losses) on other-than-temporarily impaired securities	(143)	(179)	(208)	(247)	(280)

Net unrealized investment gains (losses)	587	29	(860)	(1,398)	(1,401)

Derivatives qualifying as hedges	1,354	1,162	777	802	1,013
Foreign currency translation and other adjustments	543	140	430	432	411

Total accumulated other comprehensive income (loss)	2,484	1,331	347	(164)	23
Retained earnings	3,133	3,221	3,179	3,105	3,065
Treasury stock, at cost	(2,700)	(2,700)	(2,700)	(2,700)	(2,700)

Total Genworth Financial, Inc.’s stockholders’ equity	15,002	13,931	12,891	12,276	12,417
Noncontrolling interests	1,069	1,116	1,134	1,074	1,028

Total stockholders’ equity	16,071	15,047	14,025	13,350	13,445

Total liabilities and stockholders’ equity	$114,700	$110,352	$109,093	$108,187	$108,832

(1)	In the first quarter of 2010, the company began reporting borrowings related to securitization entities required to be consolidated under a new accounting standard effective January 1, 2010.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2010

Consolidated Balance Sheet by Segment

(amounts in millions)

	September 30, 2010
	Retirement and Protection	International	U.S. Mortgage Insurance	Corporate and Other(1)	Total
ASSETS
Cash and investments	$51,151	$10,943	$2,749	$10,723	$75,566
Deferred acquisition costs and intangible assets	8,125	805	46	47	9,023
Reinsurance recoverable	16,572	54	597	—	17,223
Other assets	446	386	491	502	1,825
Separate account assets	11,063	—	—	—	11,063

Total assets	$87,357	$12,188	$3,883	$11,272	$114,700

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Future policy benefits	$30,758	$—	$—	$—	$30,758
Policyholder account balances	22,572	19	—	5,123	27,714
Liability for policy and contract claims	3,744	723	1,973	8	6,448
Unearned premiums	558	3,829	105	—	4,492
Non-recourse funding obligations	3,537	—	—	(100)	3,437
Deferred tax and other liabilities	4,425	1,392	149	3,146	9,112
Borrowings and capital securities	—	268	—	5,337	5,605
Separate account liabilities	11,063	—	—	—	11,063

Total liabilities	76,657	6,231	2,227	13,514	98,629

Stockholders’ equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	8,510	4,182	1,619	(1,793)	12,518
Allocated accumulated other comprehensive income (loss)	2,190	706	37	(449)	2,484

Total Genworth Financial, Inc.’s stockholders’ equity	10,700	4,888	1,656	(2,242)	15,002
Noncontrolling interests	—	1,069	—	—	1,069

Total stockholders’ equity	10,700	5,957	1,656	(2,242)	16,071

Total liabilities and stockholders’ equity	$87,357	$12,188	$3,883	$11,272	$114,700

(1)	Includes inter-segment eliminations and non-strategic products.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2010

Consolidated Balance Sheet by Segment

(amounts in millions)

	June 30, 2010
	Retirement and Protection	International	U.S. Mortgage Insurance	Corporate and Other(1)	Total
ASSETS
Cash and investments	$49,283	$10,376	$2,730	$10,104	$72,493
Deferred acquisition costs and intangible assets	8,408	753	43	68	9,272
Reinsurance recoverable	16,560	48	671	—	17,279
Other assets	552	267	120	85	1,024
Separate account assets	10,284	—	—	—	10,284

Total assets	$85,087	$11,444	$3,564	$10,257	$110,352

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Future policy benefits	$29,929	$—	$—	$—	$29,929
Policyholder account balances	22,873	18	—	5,447	28,338
Liability for policy and contract claims	3,639	692	1,952	19	6,302
Unearned premiums	553	3,579	106	—	4,238
Non-recourse funding obligations	3,537	—	—	(100)	3,437
Deferred tax and other liabilities	4,115	1,259	(252)	2,069	7,191
Borrowings and capital securities	—	259	—	5,327	5,586
Separate account liabilities	10,284	—	—	—	10,284

Total liabilities	74,930	5,807	1,806	12,762	95,305

Stockholders’ equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	8,394	4,252	1,764	(1,810)	12,600
Allocated accumulated other comprehensive income (loss)	1,763	269	(6)	(695)	1,331

Total Genworth Financial, Inc.’s stockholders’ equity	10,157	4,521	1,758	(2,505)	13,931
Noncontrolling interests	—	1,116	—	—	1,116

Total stockholders’ equity	10,157	5,637	1,758	(2,505)	15,047

Total liabilities and stockholders’ equity	$85,087	$11,444	$3,564	$10,257	$110,352

(1)	Includes inter-segment eliminations and non-strategic products.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2010

Deferred Acquisition Costs Rollforward

(amounts in millions)

	Retirement and Protection	International	U.S. Mortgage Insurance	Corporate and Other	Total
Unamortized balance as of June 30, 2010	$6,650	$596	$29	$4	$7,279
Costs deferred	170	41	7	—	218
Amortization, net of interest accretion(1)	(137)	(56)	(5)	(1)	(199)
Impact of foreign currency translation	—	57	—	—	57
Cumulative effect adjustment	1	—	—	—	1

Unamortized balance as of September 30, 2010	6,684	638	31	3	7,356
Effect of accumulated net unrealized investment (gains) losses	(301)	—	—	—	(301)

Balance as of September 30, 2010	$6,383	$638	$31	$3	$7,055

(1)	Amortization, net of interest accretion, includes $20 million of amortization related to net investment gains (losses) for the policyholder account balances.

Quarterly Results by Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2010

Net Operating Income (Loss) by Segment

(amounts in millions)

	Retirement and Protection					International						Corporate and Other (1)	Total
Three months ended September 30, 2010	Wealth Management	Retirement Income	Life Insurance	Long-Term Care	Total	Mortgage Insurance— Canada	Mortgage Insurance— Australia	Other Mortgage Insurance	Lifestyle Protection Insurance	Total	U.S. Mortgage Insurance
REVENUES:
Premiums	$—	$42	$226	$577	$845	$148	$75	$12	$218	$453	$149	$—	$1,447
Net investment income	—	276	122	232	630	48	38	3	32	121	28	36	815
Net investment gains (losses)	—	75	(13)	(5)	57	4	1	1	2	8	15	25	105
Insurance and investment product fees and other	89	54	120	15	278	—	1	5	6	12	3	7	300

Total revenues	89	447	455	819	1,810	200	115	21	258	594	195	68	2,667

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	149	239	602	990	46	29	8	37	120	391	1	1,502
Interest credited	—	111	62	1	174	—	—	—	—	—	—	38	212
Acquisition and operating expenses, net of deferrals	73	35	39	107	254	24	17	12	139	192	28	(2)	472
Amortization of deferred acquisition costs and intangibles	1	60	52	46	159	11	9	—	39	59	6	3	227
Interest expense	—	—	26	—	26	4	—	—	7	11	—	77	114

Total benefits and expenses	74	355	418	756	1,603	85	55	20	222	382	425	117	2,527

INCOME (LOSS) BEFORE INCOME TAXES	15	92	37	63	207	115	60	1	36	212	(230)	(49)	140
Provision (benefit) for income taxes	7	29	13	23	72	31	12	—	6	49	(89)	(14)	18

NET INCOME (LOSS)	8	63	24	40	135	84	48	1	30	163	(141)	(35)	122
Less: net income attributable to noncontrolling interests	—	—	—	—	—	39	—	—	—	39	—	—	39

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	8	63	24	40	135	45	48	1	30	124	(141)	(35)	83

ADJUSTMENT TO NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	—	(37)	9	4	(24)	(1)	—	—	(2)	(3)	(11)	(16)	(54)

NET OPERATING INCOME (LOSS)	$8	$26	$33	$44	$111	$44	$48	$1	$28	$121	$(152)	$(51)	$29

Effective tax rate (operating income (loss))(2)	47.1%	26.1%	34.9%	35.5%	34.4%	29.0%	20.1%	15.8%	14.8%	22.5%	38.2%	31.2%	-407.6%

(1)	Includes inter-segment eliminations and non-strategic products.
(2)

The operating income (loss) effective tax rate for all pages in this financial supplement was calculated using whole dollars. As a result, the percentages shown may differ from an operating income (loss) effective tax rate calculated using the rounded numbers in this financial supplement.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2010

Net Operating Income (Loss) by Segment

(amounts in millions)

	Retirement and Protection					International						Corporate and Other (1)	Total
Three months ended September 30, 2009	Wealth Management	Retirement Income	Life Insurance	Long-Term Care	Total	Mortgage Insurance— Canada	Mortgage Insurance— Australia	Other Mortgage Insurance	Lifestyle Protection Insurance	Total	U.S. Mortgage Insurance
REVENUES:
Premiums	$—	$30	$241	$542	$813	$141	$77	$18	$287	$523	$156	$—	$1,492
Net investment income	—	260	111	205	576	43	34	5	42	124	34	25	759
Net investment gains (losses)	(1)	(63)	(43)	5	(102)	7	(1)	1	(3)	4	41	(65)	(122)
Insurance and investment product fees and other	72	47	111	4	234	1	1	—	10	12	4	12	262

Total revenues	71	274	420	756	1,521	192	111	24	336	663	235	(28)	2,391

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	128	211	563	902	58	35	24	83	200	346	2	1,450
Interest credited	—	122	64	—	186	—	—	—	—	—	—	39	225
Acquisition and operating expenses, net of deferrals	58	39	36	93	226	22	14	10	169	215	34	9	484
Amortization of deferred acquisition costs and intangibles	1	23	4	39	67	10	6	2	47	65	6	5	143
Interest expense	—	—	23	—	23	—	—	—	15	15	—	58	96

Total benefits and expenses	59	312	338	695	1,404	90	55	36	314	495	386	113	2,398

INCOME (LOSS) BEFORE INCOME TAXES	12	(38)	82	61	117	102	56	(12)	22	168	(151)	(141)	(7)
Provision (benefit) for income taxes	4	(15)	24	19	32	28	15	(4)	6	45	(62)	(67)	(52)

NET INCOME (LOSS)	8	(23)	58	42	85	74	41	(8)	16	123	(89)	(74)	45
Less: net income attributable to noncontrolling interests	—	—	—	—	—	26	—	—	—	26	—	—	26

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	8	(23)	58	42	85	48	41	(8)	16	97	(89)	(74)	19

ADJUSTMENT TO NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	—	32	20	(3)	49	(3)	1	(1)	2	(1)	(27)	41	62

NET OPERATING INCOME (LOSS)	$8	$9	$78	$39	$134	$45	$42	$(9)	$18	$96	$(116)	$(33)	$81

Effective tax rate (operating income (loss))	36.8%	22.5%	30.7%	30.3%	30.5%	21.6%	27.3%	38.6%	26.2%	23.3%	39.7%	57.4%	-66.1%

(1)	Includes inter-segment eliminations and non-strategic products.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2010

Net Operating Income (Loss) by Segment

(amounts in millions)

	Retirement and Protection					International						Corporate and Other (1)	Total
Nine months ended September 30, 2010	Wealth Management	Retirement Income	Life Insurance	Long-Term Care	Total	Mortgage Insurance— Canada	Mortgage Insurance— Australia	Other Mortgage Insurance	Lifestyle Protection Insurance	Total	U.S. Mortgage Insurance
REVENUES:
Premiums	$—	$110	$687	$1,694	$2,491	$446	$245	$41	$720	$1,452	$444	$—	$4,387
Net investment income	—	833	347	674	1,854	140	113	10	117	380	89	80	2,403
Net investment gains (losses)	—	(34)	(46)	1	(79)	8	1	3	6	18	16	(59)	(104)
Insurance and investment product fees and other	259	159	333	29	780	(1)	2	6	10	17	8	7	812

Total revenues	259	1,068	1,321	2,398	5,046	593	361	60	853	1,867	557	28	7,498

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	424	707	1,765	2,896	151	102	42	162	457	803	1	4,157
Interest credited	—	338	183	3	524	—	—	—	—	—	—	112	636
Acquisition and operating expenses, net of deferrals	211	106	115	304	736	69	47	34	450	600	95	15	1,446
Amortization of deferred acquisition costs and intangibles	3	104	140	121	368	36	27	3	132	198	13	11	590
Interest expense	—	—	76	1	77	4	—	—	40	44	—	217	338

Total benefits and expenses	214	972	1,221	2,194	4,601	260	176	79	784	1,299	911	356	7,167

INCOME (LOSS) BEFORE INCOME TAXES	45	96	100	204	445	333	185	(19)	69	568	(354)	(328)	331
Provision (benefit) for income taxes	16	26	30	73	145	92	35	(6)	13	134	(137)	(222)	(80)

NET INCOME (LOSS)	29	70	70	131	300	241	150	(13)	56	434	(217)	(106)	411
Less: net income attributable to noncontrolling interests	—	—	—	—	—	108	—	—	—	108	—	—	108

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	29	70	70	131	300	133	150	(13)	56	326	(217)	(106)	303

ADJUSTMENTS TO NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	—	15	32	—	47	(3)	—	(2)	(4)	(9)	(11)	37	64
Net tax benefit related to separation from the company’s former parent	—	—	—	—	—	—	—	—	—	—	—	(106)	(106)

NET OPERATING INCOME (LOSS)	$29	$85	$102	$131	$347	$130	$150	$(15)	$52	$317	$(228)	$(175)	$261

Effective tax rate (operating income (loss))	35.8%	28.1%	31.8%	35.6%	32.8%	27.4%	19.0%	30.7%	17.4%	21.9%	38.4%	35.4%	7.1%

(1)	Includes inter-segment eliminations and non-strategic products.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2010

Net Operating Income (Loss) by Segment

(amounts in millions)

	Retirement and Protection					International						Corporate and Other (1)	Total
Nine months ended September 30, 2009	Wealth Management	Retirement Income	Life Insurance	Long-Term Care	Total	Mortgage Insurance— Canada	Mortgage Insurance— Australia	Other Mortgage Insurance	Lifestyle Protection Insurance	Total	U.S. Mortgage Insurance
REVENUES:
Premiums	$—	$115	$725	$1,637	$2,477	$399	$220	$55	$853	$1,527	$490	$2	$4,496
Net investment income	—	754	322	583	1,659	126	89	14	121	350	102	140	2,251
Net investment gains (losses)	(1)	(188)	(245)	(238)	(672)	9	2	(1)	(17)	(7)	22	(288)	(945)
Insurance and investment product fees and other	202	133	300	16	651	1	1	2	18	22	5	128	806

Total revenues	201	814	1,102	1,998	4,115	535	312	70	975	1,892	619	(18)	6,608

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	413	640	1,657	2,710	171	115	65	267	618	1,120	2	4,450
Interest credited	—	370	185	1	556	—	—	—	—	—	—	207	763
Acquisition and operating expenses, net of deferrals	165	106	100	269	640	56	38	31	482	607	99	35	1,381
Amortization of deferred acquisition costs and intangibles	3	171	68	126	368	28	18	5	154	205	16	13	602
Interest expense	—	1	72	—	73	1	—	—	46	47	—	186	306

Total benefits and expenses	168	1,061	1,065	2,053	4,347	256	171	101	949	1,477	1,235	443	7,502

INCOME (LOSS) BEFORE INCOME TAXES	33	(247)	37	(55)	(232)	279	141	(31)	26	415	(616)	(461)	(894)
Provision (benefit) for income taxes	12	(100)	9	(21)	(100)	79	37	(9)	4	111	(245)	(186)	(420)

NET INCOME (LOSS)	21	(147)	28	(34)	(132)	200	104	(22)	22	304	(371)	(275)	(474)
Less: net income attributable to noncontrolling interests	—	—	—	—	—	26	—	—	—	26	—	—	26

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	21	(147)	28	(34)	(132)	174	104	(22)	22	278	(371)	(275)	(500)

ADJUSTMENT TO NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	—	125	146	156	427	(5)	(1)	1	11	6	(14)	185	604

NET OPERATING INCOME (LOSS)	$21	$(22)	$174	$122	$295	$169	$103	$(21)	$33	$284	$(385)	$(90)	$104

Effective tax rate (operating income (loss))	37.4%	59.5%	33.4%	33.4%	30.4%	27.1%	26.4%	30.6%	22.2%	26.0%	39.6%	48.7%	2685.5%

(1)	Includes inter-segment eliminations and non-strategic products.

Retirement and Protection

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2010

Net Operating Income—Retirement and Protection

(amounts in millions)

	2010				2009
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$845	$822	$824	$2,491	$836	$813	$829	$835	$3,313
Net investment income	630	630	594	1,854	597	576	564	519	2,256
Net investment gains (losses)	57	(69)	(67)	(79)	(105)	(102)	4	(574)	(777)
Insurance and investment product fees and other	278	260	242	780	224	234	210	207	875

Total revenues	1,810	1,643	1,593	5,046	1,552	1,521	1,607	987	5,667

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	990	961	945	2,896	907	902	895	913	3,617
Interest credited	174	176	174	524	181	186	184	186	737
Acquisition and operating expenses, net of deferrals	254	252	230	736	241	226	211	203	881
Amortization of deferred acquisition costs and intangibles	159	104	105	368	93	67	138	163	461
Interest expense	26	29	22	77	24	23	24	26	97

Total benefits and expenses	1,603	1,522	1,476	4,601	1,446	1,404	1,452	1,491	5,793

INCOME (LOSS) BEFORE INCOME TAXES	207	121	117	445	106	117	155	(504)	(126)
Provision (benefit) for income taxes	72	40	33	145	34	32	56	(188)	(66)

NET INCOME (LOSS)	135	81	84	300	72	85	99	(316)	(60)

ADJUSTMENT TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	(24)	33	38	47	57	49	24	354	484

NET OPERATING INCOME	$111	$114	$122	$347	$129	$134	$123	$38	$424

Effective tax rate (operating income)	34.4%	33.4%	30.7%	32.8%	34.3%	30.5%	35.7%	4.4%	31.7%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2010

Net Operating Income, Sales and Assets Under Management—Wealth Management

(amounts in millions)

	2010				2009
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	—	—	—	—	—	—	—	—	—
Net investment gains (losses)	—	—	—	—	—	(1)	1	(1)	(1)
Insurance and investment product fees and other	89	89	81	259	77	72	66	64	279

Total revenues	89	89	81	259	77	71	67	63	278

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	—	—	—	—	—	—	—	—
Interest credited	—	—	—	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	73	72	66	211	64	58	55	52	229
Amortization of deferred acquisition costs and intangibles	1	1	1	3	1	1	1	1	4
Interest expense	—	—	—	—	—	—	—	—	—

Total benefits and expenses	74	73	67	214	65	59	56	53	233

INCOME BEFORE INCOME TAXES	15	16	14	45	12	12	11	10	45
Provision for income taxes	7	6	3	16	5	4	4	4	17

NET INCOME	8	10	11	29	7	8	7	6	28

ADJUSTMENT TO NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	—	—	—	—	—	—	—	—	—

NET OPERATING INCOME	$8	$10	$11	$29	$7	$8	$7	$6	$28

Effective tax rate (operating income)	47.1%	36.0%	23.7%	35.8%	40.1%	36.8%	38.7%	37.0%	38.1%

SALES:
Sales by Distribution Channel:
Independent Producers	$1,189	$1,195	$1,265	$3,649	$1,298	$1,134	$1,014	$713	$4,159
Dedicated Sales Specialists	165	167	210	542	199	238	99	83	619

Total Sales	$1,354	$1,362	$1,475	$4,191	$1,497	$1,372	$1,113	$796	$4,778

ASSETS UNDER MANAGEMENT:
Beginning of period	$19,548	$20,037	$18,865	$18,865	$17,992	$15,909	$14,210	$15,447	$15,447
Gross flows	1,354	1,362	1,475	4,191	1,497	1,372	1,113	796	4,778
Redemptions	(893)	(926)	(971)	(2,790)	(892)	(904)	(953)	(1,274)	(4,023)

Net flows	461	436	504	1,401	605	468	160	(478)	755
Market performance	1,151	(925)	668	894	268	1,615	1,539	(759)	2,663

End of period	$21,160	$19,548	$20,037	$21,160	$18,865	$17,992	$15,909	$14,210	$18,865

Wealth Management results represent Genworth Financial Wealth Management, Inc., Genworth Financial Investment Services, Inc., Genworth Financial Trust Company, Centurion Financial Advisers, Inc. and Quantuvis Consulting, Inc.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2010

Net Operating Income (Loss)—Retirement Income

(amounts in millions)

	2010				2009
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$42	$32	$36	$110	$39	$30	$38	$47	$154
Net investment income	276	281	276	833	276	260	258	236	1,030
Net investment gains (losses)	75	(66)	(43)	(34)	(22)	(63)	72	(197)	(210)
Insurance and investment product fees and other	54	53	52	159	53	47	42	44	186

Total revenues	447	300	321	1,068	346	274	410	130	1,160

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	149	139	136	424	133	128	129	156	546
Interest credited	111	114	113	338	117	122	124	124	487
Acquisition and operating expenses, net of deferrals	35	36	35	106	40	39	35	32	146
Amortization of deferred acquisition costs and intangibles	60	25	19	104	28	23	69	79	199
Interest expense	—	—	—	—	—	—	1	—	1

Total benefits and expenses	355	314	303	972	318	312	358	391	1,379

INCOME (LOSS) BEFORE INCOME TAXES	92	(14)	18	96	28	(38)	52	(261)	(219)
Provision (benefit) for income taxes	29	(7)	4	26	8	(15)	19	(104)	(92)

NET INCOME (LOSS)	63	(7)	14	70	20	(23)	33	(157)	(127)

ADJUSTMENT TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	(37)	32	20	15	10	32	(17)	110	135

NET OPERATING INCOME (LOSS)	$26	$25	$34	$85	$30	$9	$16	$(47)	$8

Effective tax rate (operating income (loss))	26.1%	26.0%	31.1%	28.1%	31.7%	22.5%	39.4%	48.8%	179.8%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2010

Net Operating Income (Loss) and Sales—Retirement Income—Fee-Based

(amounts in millions)

	2010				2009
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	5	4	4	13	4	7	8	12	31
Net investment gains (losses)	70	(19)	(15)	36	(4)	8	91	(17)	78
Insurance and investment product fees and other	52	51	50	153	50	46	39	40	175

Total revenues	127	36	39	202	50	61	138	35	284

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	10	12	9	31	2	3	4	22	31
Interest credited	2	3	2	7	2	3	3	3	11
Acquisition and operating expenses, net of deferrals	19	20	18	57	20	20	15	14	69
Amortization of deferred acquisition costs and intangibles	32	20	(2)	50	8	7	49	76	140
Interest expense	—	—	—	—	—	—	—	—	—

Total benefits and expenses	63	55	27	145	32	33	71	115	251

INCOME (LOSS) BEFORE INCOME TAXES	64	(19)	12	57	18	28	67	(80)	33
Provision (benefit) for income taxes	20	(9)	1	12	2	13	25	(41)	(1)

NET INCOME (LOSS)	44	(10)	11	45	16	15	42	(39)	34

ADJUSTMENT TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	(34)	10	6	(18)	2	(4)	(27)	12	(17)

NET OPERATING INCOME (LOSS)	$10	$—	$17	$27	$18	$11	$15	$(27)	$17

Effective tax rate (operating income (loss))	10.9%	90.0%	22.4%	5.6%	14.7%	50.3%	40.7%	55.9%	-140.4%

SALES:
Sales by Product:
Income Distribution Series(1)	$126	$139	$170	$435	$168	$187	$131	$121	$607
Traditional Variable Annuities(2)	25	30	35	90	36	30	23	22	111

Total Sales	$151	$169	$205	$525	$204	$217	$154	$143	$718

Sales by Distribution Channel:
Financial Intermediaries	$141	$158	$195	$494	$191	$200	$136	$124	$651
Independent Producers	3	5	5	13	7	7	8	6	28
Dedicated Sales Specialists	7	6	5	18	6	10	10	13	39

Total Sales	$151	$169	$205	$525	$204	$217	$154	$143	$718

(1)

The Income Distribution Series products are comprised of the deferred and immediate variable annuity products with rider options, that provide guaranteed income benefits including guaranteed minimum withdrawal benefits and certain types of guaranteed annuitization benefits. These products do not include fixed single premium immediate annuities or deferred annuities, which may also serve income distribution needs.

(2)

The traditional variable annuities include products that provide the potential for tax deferred growth on the policyholder’s premium. These products do not provide the opportunity for a living benefit through guaranteed minimum withdrawal benefits; however, similar to the Income Distribution Series products, they do provide a variety of guaranteed minimum death benefit options.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2010

Selected Operating Performance Measures—Retirement Income—Fee-Based

(amounts in millions)

	2010				2009
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Income Distribution Series
Account value, net of reinsurance, beginning of period	$5,964	$6,135	$5,943	$5,943	$5,802	$5,286	$5,093	$5,234	$5,234
Deposits	131	141	173	445	172	190	133	125	620
Surrenders, benefits and product charges	(131)	(150)	(127)	(408)	(125)	(109)	(109)	(106)	(449)

Net flows	—	(9)	46	37	47	81	24	19	171
Interest credited and investment performance	370	(162)	146	354	94	435	169	(160)	538

Account value, net of reinsurance, end of period	6,334	5,964	6,135	6,334	5,943	5,802	5,286	5,093	5,943

Traditional Variable Annuities
Account value, net of reinsurance, beginning of period	1,879	2,048	2,016	2,016	1,973	1,796	1,642	1,756	1,756
Deposits	20	25	27	72	30	25	16	19	90
Surrenders, benefits and product charges	(68)	(70)	(65)	(203)	(58)	(48)	(60)	(63)	(229)

Net flows	(48)	(45)	(38)	(131)	(28)	(23)	(44)	(44)	(139)
Interest credited and investment performance	162	(124)	70	108	71	200	198	(70)	399

Account value, net of reinsurance, end of period	1,993	1,879	2,048	1,993	2,016	1,973	1,796	1,642	2,016

Variable Life Insurance
Account value, beginning of the period	279	303	298	298	292	271	248	266	266
Deposits	3	3	3	9	3	3	3	4	13
Surrenders, benefits and product charges	(10)	(8)	(10)	(28)	(8)	(12)	(9)	(11)	(40)

Net flows	(7)	(5)	(7)	(19)	(5)	(9)	(6)	(7)	(27)
Interest credited and investment performance	25	(19)	12	18	11	30	29	(11)	59

Account value, end of period	297	279	303	297	298	292	271	248	298

Total Retirement Income—Fee-Based	$8,624	$8,122	$8,486	$8,624	$8,257	$8,067	$7,353	$6,983	$8,257

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2010

Net Operating Income (Loss) and Sales—Retirement Income—Spread-Based

(amounts in millions)

	2010				2009
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$42	$32	$36	$110	$39	$30	$38	$47	$154
Net investment income	271	277	272	820	272	253	250	224	999
Net investment gains (losses)	5	(47)	(28)	(70)	(18)	(71)	(19)	(180)	(288)
Insurance and investment product fees and other	2	2	2	6	3	1	3	4	11

Total revenues	320	264	282	866	296	213	272	95	876

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	139	127	127	393	131	125	125	134	515
Interest credited	109	111	111	331	115	119	121	121	476
Acquisition and operating expenses, net of deferrals	16	16	17	49	20	19	20	18	77
Amortization of deferred acquisition costs and intangibles	28	5	21	54	20	16	20	3	59
Interest expense	—	—	—	—	—	—	1	—	1

Total benefits and expenses	292	259	276	827	286	279	287	276	1,128

INCOME (LOSS) BEFORE INCOME TAXES	28	5	6	39	10	(66)	(15)	(181)	(252)
Provision (benefit) for income taxes	9	2	3	14	6	(28)	(6)	(63)	(91)

NET INCOME (LOSS)	19	3	3	25	4	(38)	(9)	(118)	(161)

ADJUSTMENT TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	(3)	22	14	33	8	36	10	98	152

NET OPERATING INCOME (LOSS)	$16	$25	$17	$58	$12	$(2)	$1	$(20)	$(9)

Effective tax rate (operating income (loss))	33.4%	34.6%	38.3%	35.4%	47.2%	83.0%	13.3%	34.7%	49.2%

SALES:
Sales by Product:
Structured Settlements	$—	$—	$—	$—	$—	$1	$5	$4	$10
Single Premium Immediate Annuities	82	72	68	222	75	62	70	74	281
Fixed Annuities	134	90	39	263	29	64	221	229	543

Total Sales	$216	$162	$107	$485	$104	$127	$296	$307	$834

Sales by Distribution Channel:
Financial Intermediaries	$103	$78	$60	$241	$54	$70	$165	$162	$451
Independent Producers	106	78	44	228	47	52	121	127	347
Dedicated Sales Specialists	7	6	3	16	3	5	10	18	36

Total Sales	$216	$162	$107	$485	$104	$127	$296	$307	$834

PREMIUMS BY PRODUCT:
Single Premium Immediate Annuities	$42	$32	$36	$110	$39	$30	$36	$44	$149
Structured Settlements	—	—	—	—	—	—	2	3	5

Total Premiums	$42	$32	$36	$110	$39	$30	$38	$47	$154

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2010

Selected Operating Performance Measures—Retirement Income—Spread-Based

(amounts in millions)

	2010				2009
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Fixed Annuities
Account value, net of reinsurance, beginning of period	$11,117	$11,234	$11,409	$11,409	$11,588	$11,770	$11,833	$11,996	$11,996
Deposits	136	92	41	269	31	69	229	242	571
Surrenders, benefits and product charges	(376)	(304)	(312)	(992)	(310)	(353)	(394)	(508)	(1,565)

Net flows	(240)	(212)	(271)	(723)	(279)	(284)	(165)	(266)	(994)
Interest credited	95	95	96	286	100	102	102	103	407

Account value, net of reinsurance, end of period	10,972	11,117	11,234	10,972	11,409	11,588	11,770	11,833	11,409

Single Premium Immediate Annuities
Account value, net of reinsurance, beginning of period	6,529	6,593	6,675	6,675	6,753	6,827	6,925	6,957	6,957
Premiums and deposits	116	100	95	311	97	91	101	111	400
Surrenders, benefits and product charges	(251)	(251)	(265)	(767)	(264)	(255)	(289)	(236)	(1,044)

Net flows	(135)	(151)	(170)	(456)	(167)	(164)	(188)	(125)	(644)
Interest credited	85	87	88	260	89	90	90	93	362
Effect of accumulated net unrealized investment gains (losses)	304	—	—	304	—	—	—	—	—

Account value, net of reinsurance, end of period	6,783	6,529	6,593	6,783	6,675	6,753	6,827	6,925	6,675

Structured Settlements
Account value, net of reinsurance, beginning of period	1,115	1,115	1,115	1,115	1,116	1,117	1,101	1,106	1,106
Premiums and deposits	—	—	—	—	—	—	6	4	10
Surrenders, benefits and product charges	(16)	(15)	(14)	(45)	(16)	(15)	(5)	(23)	(59)

Net flows	(16)	(15)	(14)	(45)	(16)	(15)	1	(19)	(49)
Interest credited	15	15	14	44	15	14	15	14	58

Account value, net of reinsurance, end of period	1,114	1,115	1,115	1,114	1,115	1,116	1,117	1,101	1,115

Total Retirement Income—Spread-Based	$18,869	$18,761	$18,942	$18,869	$19,199	$19,457	$19,714	$19,859	$19,199

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2010

Net Operating Income and Sales—Life Insurance

(amounts in millions)

	2010				2009
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$226	$232	$229	$687	$228	$241	$241	$243	$953
Net investment income	122	119	106	347	105	111	108	103	427
Net investment gains (losses)	(13)	(7)	(26)	(46)	(45)	(43)	(42)	(160)	(290)
Insurance and investment product fees and other	120	109	104	333	95	111	96	93	395

Total revenues	455	453	413	1,321	383	420	403	279	1,485

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	239	240	228	707	206	211	207	222	846
Interest credited	62	61	60	183	62	64	59	62	247
Acquisition and operating expenses, net of deferrals	39	39	37	115	37	36	31	33	137
Amortization of deferred acquisition costs and intangibles	52	43	45	140	29	4	28	36	97
Interest expense	26	28	22	76	23	23	23	26	95

Total benefits and expenses	418	411	392	1,221	357	338	348	379	1,422

INCOME (LOSS) BEFORE INCOME TAXES	37	42	21	100	26	82	55	(100)	63
Provision (benefit) for income taxes	13	14	3	30	6	24	20	(35)	15

NET INCOME (LOSS)	24	28	18	70	20	58	35	(65)	48

ADJUSTMENT TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	9	4	19	32	23	20	23	103	169

NET OPERATING INCOME	$33	$32	$37	$102	$43	$78	$58	$38	$217

Effective tax rate (operating income)	34.9%	34.6%	25.9%	31.8%	30.3%	30.7%	35.4%	35.4%	32.8%

SALES:
Sales by Product:
Term Life	$1	$4	$14	$19	$22	$19	$18	$19	$78
Term Universal Life	31	24	10	65	—	—	—	—	—
Universal Life:
Annualized First-year Deposits	10	9	8	27	8	8	8	9	33
Excess Deposits	26	27	20	73	25	23	23	28	99

Total Universal Life	36	36	28	100	33	31	31	37	132

Total Sales	$68	$64	$52	$184	$55	$50	$49	$56	$210

Sales by Distribution Channel:
Financial Intermediaries	$1	$1	$—	$2	$—	$—	$1	$1	$2
Independent Producers	66	63	52	181	55	50	48	55	208
Dedicated Sales Specialist	1	—	—	1	—	—	—	—	—

Total Sales	$68	$64	$52	$184	$55	$50	$49	$56	$210

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2010

Life Insurance In-force

(amounts in millions)

	2010			2009
	3Q	2Q	1Q	4Q	3Q	2Q	1Q
Term life insurance
Life insurance in-force, net of reinsurance	$465,275	$468,098	$472,696	$473,367	$474,721	$477,759	$489,723
Life insurance in-force before reinsurance	$603,606	$612,284	$620,108	$622,800	$621,808	$623,139	$625,503

Term universal life insurance
Life insurance in-force, net of reinsurance	$31,761	$17,754	$5,453	$—	$—	$—	$—
Life insurance in-force before reinsurance	$31,935	$17,820	$5,456	$—	$—	$—	$—

Universal and whole life insurance
Life insurance in-force, net of reinsurance	$43,797	$43,743	$43,712	$43,915	$43,875	$43,800	$43,901
Life insurance in-force before reinsurance	$50,632	$50,617	$50,655	$50,919	$50,952	$50,994	$51,201

Total life insurance
Life insurance in-force, net of reinsurance	$540,833	$529,595	$521,861	$517,282	$518,596	$521,559	$533,624
Life insurance in-force before reinsurance	$686,173	$680,721	$676,219	$673,719	$672,760	$674,133	$676,704

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2010

Net Operating Income and Sales—Long-Term Care

(amounts in millions)

	2010				2009
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$577	$558	$559	$1,694	$569	$542	$550	$545	$2,206
Net investment income	232	230	212	674	216	205	198	180	799
Net investment gains (losses)	(5)	4	2	1	(38)	5	(27)	(216)	(276)
Insurance and investment product fees and other	15	9	5	29	(1)	4	6	6	15

Total revenues	819	801	778	2,398	746	756	727	515	2,744

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	602	582	581	1,765	568	563	559	535	2,225
Interest credited	1	1	1	3	2	—	1	—	3
Acquisition and operating expenses, net of deferrals	107	105	92	304	100	93	90	86	369
Amortization of deferred acquisition costs and intangibles	46	35	40	121	35	39	40	47	161
Interest expense	—	1	—	1	1	—	—	—	1

Total benefits and expenses	756	724	714	2,194	706	695	690	668	2,759

INCOME (LOSS) BEFORE INCOME TAXES	63	77	64	204	40	61	37	(153)	(15)
Provision (benefit) for income taxes	23	27	23	73	15	19	13	(53)	(6)

NET INCOME (LOSS)	40	50	41	131	25	42	24	(100)	(9)

ADJUSTMENT TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	4	(3)	(1)	—	24	(3)	18	141	180

NET OPERATING INCOME	$44	$47	$40	$131	$49	$39	$42	$41	$171

Effective tax rate (operating income)	35.5%	35.4%	35.9%	35.6%	38.0%	30.3%	34.2%	35.4%	34.8%

SALES:
Sales by Distribution Channel:
Financial Intermediaries	$5	$3	$4	$12	$3	$3	$2	$2	$10
Independent Producers	21	18	16	55	15	12	11	11	49
Dedicated Sales Specialist	12	13	11	36	12	13	12	11	48

Total Individual Long-Term Care	38	34	31	103	30	28	25	24	107
Group Long-Term Care	3	3	8	14	2	5	1	1	9
Medicare Supplement and Other A&H	12	11	17	40	21	12	13	17	63
Linked-Benefits	16	12	11	39	10	8	5	5	28

Total Sales	$69	$60	$67	$196	$63	$53	$44	$47	$207

LOSS RATIOS:
Total Long-Term Care
Net Earned Premiums	$494	$480	$479	$1,453	$488	$469	$478	$475	$1,910
Loss Ratio(1)	66.6%	64.6%	64.6%	65.3%	63.6%	64.6%	67.5%	63.6%	64.8%
Gross Benefits Ratio(2)	110.8%	108.9%	107.8%	109.2%	105.6%	108.2%	105.0%	100.0%	104.7%
Medicare Supplement and A&H(3)
Net Earned Premiums	$82	$79	$80	$241	$76	$74	$73	$73	$296
Loss Ratio(1)	65.9%	76.7%	79.7%	74.0%	70.6%	73.0%	78.8%	82.6%	76.2%

(1)

The loss ratio for the long-term care insurance products was calculated by dividing benefits and other changes in policy reserves less tabular interest on reserves less loss adjustment expenses by net earned premiums.

(2)	The gross benefits ratio for the long-term care insurance products was calculated by dividing the benefits and other changes in policy reserves by net earned premiums.

(3)	Net earned premiums and loss ratios for Medicare Supplement and A&H do not include the linked-benefits products.

International

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2010

Net Operating Income—International

(amounts in millions)

	2010				2009
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$453	$495	$504	$1,452	$541	$523	$508	$496	$2,068
Net investment income	121	127	132	380	120	124	122	104	470
Net investment gains (losses)	8	1	9	18	3	4	4	(15)	(4)
Insurance and investment product fees and other	12	(1)	6	17	4	12	5	5	26

Total revenues	594	622	651	1,867	668	663	639	590	2,560

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	120	163	174	457	189	200	226	192	807
Acquisition and operating expenses, net of deferrals	192	205	203	600	212	215	197	195	819
Amortization of deferred acquisition costs and intangibles	59	67	72	198	77	65	66	74	282
Interest expense	11	10	23	44	4	15	24	8	51

Total benefits and expenses	382	445	472	1,299	482	495	513	469	1,959

INCOME BEFORE INCOME TAXES	212	177	179	568	186	168	126	121	601
Provision for income taxes	49	35	50	134	49	45	36	30	160

NET INCOME	163	142	129	434	137	123	90	91	441
Less: net income attributable to noncontrolling interests	39	35	34	108	35	26	—	—	61

NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	124	107	95	326	102	97	90	91	380

ADJUSTMENT TO NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	(3)	(2)	(4)	(9)	(1)	(1)	(3)	10	5

NET OPERATING INCOME(1)	$121	$105	$91	$317	$101	$96	$87	$101	$385

Effective tax rate (operating income)	22.5%	16.5%	26.6%	21.9%	27.0%	23.3%	28.7%	26.2%	26.3%

(1)

Net operating income adjusted for foreign exchange as compared to the prior year period for the International segment was $120 million and $284 million for the three and nine months ended September 30, 2010, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2010

Net Operating Income and Sales—International Mortgage Insurance—Canada

(amounts in millions)

	2010				2009
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$148	$151	$147	$446	$146	$141	$131	$127	$545
Net investment income	48	47	45	140	45	43	42	41	171
Net investment gains (losses)	4	(1)	5	8	3	7	5	(3)	12
Insurance and investment product fees and other	—	(1)	—	(1)	—	1	—	—	1

Total revenues	200	196	197	593	194	192	178	165	729

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	46	49	56	151	57	58	63	50	228
Acquisition and operating expenses, net of deferrals	24	23	22	69	23	22	17	17	79
Amortization of deferred acquisition costs and intangibles	11	13	12	36	10	10	9	9	38
Interest expense	4	—	—	4	—	—	—	1	1

Total benefits and expenses	85	85	90	260	90	90	89	77	346

INCOME BEFORE INCOME TAXES	115	111	107	333	104	102	89	88	383
Provision for income taxes	31	31	30	92	31	28	26	25	110

NET INCOME	84	80	77	241	73	74	63	63	273
Less: net income attributable to noncontrolling interests	39	35	34	108	35	26	—	—	61

NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	45	45	43	133	38	48	63	63	212

ADJUSTMENT TO NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	(1)	—	(2)	(3)	(1)	(3)	(5)	3	(6)

NET OPERATING INCOME(1)	$44	$45	$41	$130	$37	$45	$58	$66	$206

Effective tax rate (operating income)	29.0%	26.5%	26.7%	27.4%	32.5%	21.6%	29.2%	28.7%	28.2%

SALES:
New Insurance Written (NIW)
Flow	$6,700	$6,700	$4,000	$17,400	$4,700	$4,400	$3,600	$2,400	$15,100
Bulk	600	300	1,800	2,700	300	200	—	400	900

Total Canada NIW(2)	$7,300	$7,000	$5,800	$20,100	$5,000	$4,600	$3,600	$2,800	$16,000

(1)

Net operating income for the Canadian platform adjusted for foreign exchange as compared to the prior year period was $42 million and $115 million for the three and nine months ended September 30, 2010, respectively.

(2)

New insurance written for the Canadian platform adjusted for foreign exchange as compared to the prior year period was $6,900 million and $17,900 million for the three and nine months ended September 30, 2010, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2010

Net Operating Income and Sales—International Mortgage Insurance—Australia

(amounts in millions)

	2010				2009
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$75	$86	$84	$245	$93	$77	$77	$66	$313
Net investment income	38	38	37	113	36	34	29	26	125
Net investment gains (losses)	1	—	—	1	—	(1)	—	3	2
Insurance and investment product fees and other	1	—	1	2	1	1	—	—	2

Total revenues	115	124	122	361	130	111	106	95	442

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	29	37	36	102	42	35	41	39	157
Acquisition and operating expenses, net of deferrals	17	14	16	47	16	14	12	12	54
Amortization of deferred acquisition costs and intangibles	9	9	9	27	8	6	7	5	26
Interest expense	—	—	—	—	—	—	—	—	—

Total benefits and expenses	55	60	61	176	66	55	60	56	237

INCOME BEFORE INCOME TAXES	60	64	61	185	64	56	46	39	205
Provision for income taxes	12	5	18	35	19	15	14	8	56

NET INCOME	48	59	43	150	45	41	32	31	149
Less: net income attributable to noncontrolling interests	—	—	—	—	—	—	—	—	—

NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	48	59	43	150	45	41	32	31	149

ADJUSTMENT TO NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	—	—	—	—	—	1	—	(2)	(1)

NET OPERATING INCOME(1)	$48	$59	$43	$150	$45	$42	$32	$29	$148

Effective tax rate (operating income)	20.1%	8.2%	29.4%	19.0%	28.8%	27.3%	31.0%	19.0%	27.1%

SALES:
New Insurance Written (NIW)
Flow	$6,100	$6,000	$6,700	$18,800	$8,700	$8,900	$8,700	$6,600	$32,900
Bulk	900	1,200	700	2,800	—	—	—	—	—

Total Australia NIW(2)	$7,000	$7,200	$7,400	$21,600	$8,700	$8,900	$8,700	$6,600	$32,900

(1)

Net operating income for the Australian platform adjusted for foreign exchange as compared to the prior year period was $45 million and $127 million for the three and nine months ended September 30, 2010, respectively.

(2)

New insurance written for the Australian platform adjusted for foreign exchange as compared to the prior year period was $6,600 million and $18,200 million for the three and nine months ended September 30, 2010, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2010

Net Operating Income (Loss) and Sales—Other International Mortgage Insurance

(amounts in millions)

	2010				2009
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$12	$14	$15	$41	$14	$18	$16	$21	$69
Net investment income	3	4	3	10	3	5	4	5	17
Net investment gains (losses)	1	—	2	3	—	1	—	(2)	(1)
Insurance and investment product fees and other	5	—	1	6	1	—	1	1	3

Total revenues	21	18	21	60	18	24	21	25	88

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	8	20	14	42	14	24	21	20	79
Acquisition and operating expenses, net of deferrals	12	11	11	34	10	10	8	13	41
Amortization of deferred acquisition costs and intangibles	—	2	1	3	3	2	1	2	8
Interest expense	—	—	—	—	—	—	—	—	—

Total benefits and expenses	20	33	26	79	27	36	30	35	128

INCOME (LOSS) BEFORE INCOME TAXES	1	(15)	(5)	(19)	(9)	(12)	(9)	(10)	(40)
Benefit for income taxes	—	(5)	(1)	(6)	(5)	(4)	(1)	(4)	(14)

NET INCOME (LOSS)	1	(10)	(4)	(13)	(4)	(8)	(8)	(6)	(26)
Less: net income attributable to noncontrolling interests	—	—	—	—	—	—	—	—	—

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	1	(10)	(4)	(13)	(4)	(8)	(8)	(6)	(26)

ADJUSTMENT TO NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	—	(1)	(1)	(2)	—	(1)	1	1	1

NET OPERATING INCOME (LOSS)(1)	$1	$(11)	$(5)	$(15)	$(4)	$(9)	$(7)	$(5)	$(25)

Effective tax rate (operating income (loss))	15.8%	31.0%	28.8%	30.7%	46.7%	38.6%	7.7%	39.8%	34.3%

SALES:
New Insurance Written (NIW)
Flow	$700	$700	$700	$2,100	$900	$900	$600	$900	$3,300
Bulk	—	—	—	—	—	—	100	—	100

Total Other International NIW(2)	$700	$700	$700	$2,100	$900	$900	$700	$900	$3,400

(1)

Net operating income (loss) for the Other International platform adjusted for foreign exchange as compared to the prior year period was $1 million and $(15) million for the three and nine months ended September 30, 2010, respectively.

(2)

New insurance written for the Other International platform adjusted for foreign exchange as compared to the prior year period was $700 million and $2,100 million for the three and nine months ended September 30, 2010, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2010

Selected Key Performance Measures—International Mortgage Insurance

(amounts in millions)

	2010				2009
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Net Premiums Written
Canada	$160	$153	$90	$403	$104	$94	$70	$52	$320
Australia	63	65	64	192	99	101	110	82	392
Other International(1)	10	—	9	19	(28)	9	1	4	(14)

Total International Net Premiums Written	$233	$218	$163	$614	$175	$204	$181	$138	$698

Loss Ratio(2)
Canada	31%	32%	38%	34%	39%	41%	48%	39%	42%
Australia	38%	42%	44%	41%	45%	45%	54%	59%	50%
Other International	69%	136%	93%	101%	107%	131%	129%	95%	115%
Total International Loss Ratio	35%	42%	43%	40%	45%	50%	56%	51%	50%
GAAP Basis Expense Ratio(3)
Canada	24%	24%	23%	24%	23%	22%	21%	20%	21%
Australia	33%	28%	30%	30%	26%	25%	25%	26%	26%
Other International(1)	97%	86%	82%	88%	94%	67%	52%	74%	71%
Total International GAAP Basis Expense Ratio	31%	29%	29%	29%	28%	26%	24%	27%	26%
Adjusted Expense Ratio(4)
Canada	23%	23%	38%	26%	32%	33%	38%	50%	36%
Australia	39%	37%	39%	38%	24%	20%	17%	21%	20%
Other International(1)	124%	NM (6)	129%	197%	-45%	127%	NM (6)	364%	-341%
Total International Adjusted Expense Ratio	31%	33%	44%	35%	40%	31%	30%	42%	35%
Primary Insurance In-force
Canada	$234,400	$220,400	$225,400		$213,500	$204,900	$186,600	$169,700
Australia	267,100	233,100	254,400		248,000	241,400	218,500	185,800
Other International(1)	33,900	30,600	35,700		37,200	48,800	47,700	45,100

Total International Primary Insurance In-force	$535,400	$484,100	$515,500		$498,700	$495,100	$452,800	$400,600

Primary Risk In-force(5)
Canada
Flow	$65,500	$61,300	$62,400		$59,400	$56,800	$51,400	$46,700
Bulk	16,500	15,800	16,500		15,300	14,900	13,900	12,700

Total Canada	82,000	77,100	78,900		74,700	71,700	65,300	59,400

Australia
Flow	83,500	73,000	79,400		77,300	75,000	67,700	57,300
Bulk	10,000	8,600	9,600		9,500	9,500	8,800	7,700

Total Australia	93,500	81,600	89,000		86,800	84,500	76,500	65,000

Other International
Flow(1)	4,500	4,000	4,700		4,900	5,800	5,600	5,300
Bulk	200	300	300		300	600	600	600

Total Other International	4,700	4,300	5,000		5,200	6,400	6,200	5,900

Total International Primary Risk In-force	$180,200	$163,000	$172,900		$166,700	$162,600	$148,000	$130,300

The loss and expense ratios included above were calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)	Includes the impact of settlements and cancelled insurance contracts, primarily with lenders in Europe.
(2)

The ratio of incurred losses and loss adjustment expense to net earned premiums. In determining the pricing of the mortgage insurance products, the company develops a pricing loss ratio which uses industry and company loss experience over a number of years, which incorporate both favorable and unfavorable economic environments, differing coverage levels and varying capital requirements. Actual results may vary from pricing loss ratios for a number of reasons, which include differing economic conditions and actual individual product and lender performance. New business pricing loss ratios for the international businesses were as follows for all periods: Canada 35%-40%, Australia 25%-35% and Europe 60%-65%. However, in the second half of 2009, re-pricing efforts in Europe resulted in new business pricing loss ratios of 40%-45% in most countries.

(3)

The ratio of an insurer’s general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of deferred acquisition costs (DAC) and intangibles.

(4)

The ratio of an insurer’s general expenses to net premiums written. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.

(5)

The businesses in Australia, New Zealand and Canada currently provide 100% coverage on the majority of the loans the company insures in those markets. For the purpose of representing the risk in-force, the company has computed an “effective risk in-force” amount which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in-force a factor that represents the highest expected average per-claim payment for any one underwriting year over the life of the businesses in Australia, New Zealand and Canada. This factor was 35% for all periods presented.

(6)	“NM” is defined as not meaningful for increases or decreases greater than 500%.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2010

Selected Key Performance Measures—International Mortgage Insurance—Canada

(dollar amounts in millions)

Primary Insurance	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009
Insured loans in-force	1,272,984	1,250,734	1,232,052	1,213,080	1,198,792
Insured delinquent loans	3,139	3,231	3,460	3,381	3,359
Insured delinquency rate	0.25%	0.26%	0.28%	0.28%	0.28%
Flow loans in-force	983,809	962,793	942,850	931,882	918,015
Flow delinquent loans	2,897	3,009	3,218	3,149	3,102
Flow delinquency rate	0.29%	0.31%	0.34%	0.34%	0.34%
Bulk loans in-force	289,175	287,941	289,202	281,198	280,777
Bulk delinquent loans	242	222	242	232	257
Bulk delinquency rate	0.08%	0.08%	0.08%	0.08%	0.09%

Loss Metrics	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009
Beginning Reserves	$208	$222	$219	$213	$192
Paid claims	(58)	(53)	(59)	(57)	(52)
Increase in reserves	46	49	56	59	58
Impact of changes in foreign exchange rates	6	(10)	6	4	15

Ending Reserves	$202	$208	$222	$219	$213

	September 30, 2010		June 30, 2010		September 30, 2009
Province and Territory	% of Primary Risk In-force	Primary Delinquency Rate	% of Primary Risk In-force	Primary Delinquency Rate	% of Primary Risk In-force	Primary Delinquency Rate
Ontario	47%	0.17%	48%	0.19%	48%	0.25%
British Columbia	16	0.27%	16	0.26%	16	0.23%
Alberta	15	0.58%	15	0.57%	15	0.50%
Quebec	15	0.21%	14	0.24%	14	0.29%
Nova Scotia	2	0.25%	2	0.23%	2	0.31%
Saskatchewan	2	0.13%	2	0.13%	2	0.12%
Manitoba	1	0.09%	1	0.08%	1	0.09%
New Brunswick	1	0.32%	1	0.27%	1	0.25%
All Other	1	0.14%	1	0.10%	1	0.13%

Total	100%	0.25%	100%	0.26%	100%	0.28%

By Policy Year
2002 and Prior	14%	0.02%	14%	0.03%	16%	0.03%
2003	6	0.06%	6	0.06%	6	0.11%
2004	8	0.09%	8	0.10%	9	0.14%
2005	9	0.16%	9	0.17%	10	0.22%
2006	11	0.36%	11	0.37%	12	0.46%
2007	22	0.51%	23	0.54%	25	0.56%
2008	13	0.59%	14	0.58%	15	0.40%
2009	8	0.18%	9	0.14%	7	0.04%
2010	9	0.02%	6	—%	—	—%

Total	100%	0.25%	100%	0.26%	100%	0.28%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2010

Selected Key Performance Measures—International Mortgage Insurance—Canada

(Canadian dollar amounts in millions)

	2010				2009
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Paid Claims
Flow	$60	$53	$61	$174	$58	$56	$45	$27	$186
Bulk	1	1	1	3	2	1	—	1	4

Total Paid Claims	$61	$54	$62	$177	$60	$57	$45	$28	$190

Average Paid Claim (in thousands)	$71.6	$62.6	$69.8		$71.0	$69.8	$66.9	$64.2

Average Reserve Per Delinquency (in thousands)	$66.1	$68.5	$65.2		$67.8	$68.2	$62.8	$58.1

Loss Metrics
Beginning Reserves	$221	$226	$229		$229	$223	$196	$161
Paid claims	(60)	(54)	(62)		(60)	(57)	(45)	(28)
Increase in reserves	46	49	59		60	63	72	63

Ending Reserves	$207	$221	$226		$229	$229	$223	$196

Loan Amount
Over $550K	4%	4%	3%		3%	3%	3%	3%
$400K to $550K	7	7	7		7	7	7	6
$250K to $400K	29	28	28		28	27	27	27
$100K to $250K	53	54	55		55	56	55	56
$100K or Less	7	7	7		7	7	8	8

Total	100%	100%	100%		100%	100%	100%	100%

Average Primary Loan Size (in thousands)	$189	$187	$186		$185	$183	$182	$182

All amounts presented in Canadian dollars.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2010

Selected Key Performance Measures—International Mortgage Insurance—Australia

(dollar amounts in millions)

Primary Insurance	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009
Insured loans in-force	1,467,660	1,477,778	1,483,844	1,475,157	1,466,618
Insured delinquent loans	7,112	7,127	7,274	6,834	6,564
Insured delinquency rate	0.48%	0.48%	0.49%	0.46%	0.45%
Flow loans in-force	1,301,004	1,314,892	1,319,402	1,306,302	1,295,401
Flow delinquent loans	6,979	6,975	7,149	6,724	6,438
Flow delinquency rate	0.54%	0.53%	0.54%	0.51%	0.50%
Bulk loans in-force	166,656	162,886	164,442	168,855	171,217
Bulk delinquent loans	133	152	125	110	126
Bulk delinquency rate	0.08%	0.09%	0.08%	0.07%	0.07%

Loss Metrics	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009
Beginning Reserves	$164	$195	$202	$186	$172
Paid claims	(27)	(53)	(46)	(28)	(38)
Increase in reserves	29	36	36	41	36
Impact of changes in foreign exchange rates	22	(14)	3	3	16

Ending Reserves	$188	$164	$195	$202	$186

	September 30, 2010		June 30, 2010		September 30, 2009
State and Territory	% of Primary Risk In-force	Primary Delinquency Rate	% of Primary Risk In-force	Primary Delinquency Rate	% of Primary Risk In-force	Primary Delinquency Rate
New South Wales	32%	0.57%	31%	0.57%	32%	0.63%
Victoria	23	0.37%	23	0.38%	23	0.36%
Queensland	22	0.55%	22	0.51%	22	0.34%
Western Australia	10	0.42%	10	0.43%	10	0.32%
South Australia	6	0.43%	6	0.41%	5	0.27%
New Zealand	2	1.12%	3	1.20%	3	1.39%
Australian Capital Territory	2	0.09%	2	0.09%	2	0.11%
Tasmania	2	0.29%	2	0.26%	2	0.20%
Northern Territory	1	0.14%	1	0.13%	1	0.13%

Total	100%	0.48%	100%	0.48%	100%	0.45%

By Policy Year
2002 and Prior	15%	0.06%	16%	0.06%	17%	0.05%
2003	5	0.26%	6	0.25%	6	0.25%
2004	7	0.37%	7	0.40%	8	0.47%
2005	10	0.50%	10	0.55%	11	0.62%
2006	13	0.70%	13	0.72%	15	0.80%
2007	14	1.03%	15	1.05%	17	0.96%
2008	13	1.12%	13	1.08%	14	0.62%
2009	15	0.41%	15	0.30%	12	0.06%
2010	8	0.03%	5	0.02%	—	—%

Total	100%	0.48%	100%	0.48%	100%	0.45%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2010

Selected Key Performance Measures—International Mortgage Insurance—Australia

(Australian dollar amounts in millions)

	2010				2009
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Paid Claims
Flow	$31	$60	$51	$142	$31	$45	$62	$33	$171
Bulk	1	—	—	1	—	1	—	1	2

Total Paid Claims	$32	$60	$51	$143	$31	$46	$62	$34	$173

Average Paid Claim (in thousands)	$61.5	$74.2	$66.8		$68.1	$61.4	$62.6	$55.4
Average Reserve Per Delinquency (in thousands)	$27.3	$27.2	$29.1		$32.8	$32.1	$30.0	$31.6

Loss Metrics
Beginning Reserves	$194	$212	$225		$211	$213	$221	$197
Paid claims	(32)	(60)	(51)		(31)	(46)	(62)	(34)
Increase in reserves	33	42	38		45	44	54	58

Ending Reserves	$195	$194	$212		$225	$211	$213	$221

Loan Amount
Over $550K	10%	10%	10%		10%	10%	10%	10%
$400K to $550K	14	14	14		13	13	13	13
$250K to $400K	35	35	34		35	34	34	33
$100K to $250K	34	34	34		34	35	35	36
$100K or Less	7	7	8		8	8	8	8

Total	100%	100%	100%		100%	100%	100%	100%

Average Primary Loan Size (in thousands)	$188	$187	$187		$187	$187	$186	$186

All amounts presented in Australian dollars.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2010

Selected Key Performance Measures—International Mortgage Insurance

(amounts in millions)

	September 30, 2010			June 30, 2010
Risk In-force by Loan-To-Value Ratio(1)	Primary	Flow	Bulk	Primary	Flow	Bulk
Canada
95.01% and above	$28,287	$28,287	$—	$26,419	$26,419	$—
90.01% to 95.00%	21,590	21,587	3	20,206	20,204	3
80.01% to 90.00%	14,435	13,135	1,299	13,548	12,390	1,158
80.00% and below	17,713	2,515	15,198	16,963	2,357	14,606

Total Canada	$82,026	$65,525	$16,501	$77,136	$61,370	$15,767

Australia
95.01% and above	$14,982	$14,982	$1	$13,032	$13,032	$1
90.01% to 95.00%	18,617	18,606	11	16,066	16,056	10
80.01% to 90.00%	23,415	23,295	120	20,516	20,409	107
80.00% and below	36,480	26,617	9,863	31,979	23,512	8,467

Total Australia	$93,494	$83,499	$9,995	$81,593	$73,009	$8,584

Other International
95.01% and above	$935	$935	$—	$840	$840	$—
90.01% to 95.00%	2,128	2,086	42	1,899	1,856	43
80.01% to 90.00%	1,421	1,225	196	1,332	1,132	200
80.00% and below	239	223	16	213	196	17

Total Other International	$4,722	$4,468	$255	$4,284	$4,023	$260

Amounts may not total due to rounding.

(1)	Loan amount in loan-to-value ratio calculation includes capitalized premiums, where applicable.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2010

Net Operating Income and Sales—Lifestyle Protection Insurance

(amounts in millions)

	2010				2009
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$218	$244	$258	$720	$288	$287	$284	$282	$1,141
Net investment income	32	38	47	117	36	42	47	32	157
Net investment gains (losses)	2	2	2	6	—	(3)	(1)	(13)	(17)
Insurance and investment product fees and other	6	—	4	10	2	10	4	4	20

Total revenues	258	284	311	853	326	336	334	305	1,301

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	37	57	68	162	76	83	101	83	343
Acquisition and operating expenses, net of deferrals	139	157	154	450	163	169	160	153	645
Amortization of deferred acquisition costs and intangibles	39	43	50	132	56	47	49	58	210
Interest expense	7	10	23	40	4	15	24	7	50

Total benefits and expenses	222	267	295	784	299	314	334	301	1,248

INCOME BEFORE INCOME TAXES	36	17	16	69	27	22	—	4	53
Provision (benefit) for income taxes	6	4	3	13	4	6	(3)	1	8

NET INCOME	30	13	13	56	23	16	3	3	45
Less: net income attributable to noncontrolling interests	—	—	—	—	—	—	—	—	—

NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	30	13	13	56	23	16	3	3	45

ADJUSTMENT TO NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	(2)	(1)	(1)	(4)	—	2	1	8	11

NET OPERATING INCOME(1)	$28	$12	$12	$52	$23	$18	$4	$11	$56

Effective tax rate (operating income)	14.8%	24.8%	14.9%	17.4%	17.3%	26.2%	-341.2%	34.6%	20.4%

SALES:
Lifestyle Protection Insurance
Traditional indemnity premiums	$232	$220	$263	$715	$283	$289	$272	$267	$1,111
Premium equivalents for administrative services only business	5	4	4	13	1	4	6	8	19
Reinsurance premiums assumed accounted for under the deposit method	201	200	170	571	180	181	178	132	671

Total Lifestyle Protection Insurance(2)	438	424	437	1,299	464	474	456	407	1,801
Mexico Operations	—	—	—	—	—	18	16	16	50

Total Sales	$438	$424	$437	$1,299	$464	$492	$472	$423	$1,851

SALES BY REGION(3):
Lifestyle Protection Insurance
Established European Regions
Western Region	$128	$126	$166	$420	$155	$165	$158	$147	$625
Southern Region	122	109	100	331	132	137	138	111	518
Nordic region	86	86	82	254	90	85	78	69	322
Structured Deals(4)	85	93	78	256	77	74	69	66	286
Other Countries	17	10	11	38	10	13	13	14	50

Total Lifestyle Protection Insurance	438	424	437	1,299	464	474	456	407	1,801
Mexico Operations	—	—	—	—	—	18	16	16	50

Total Sales	$438	$424	$437	$1,299	$464	$492	$472	$423	$1,851

Loss Ratio(5)	17%	23%	26%	23%	26%	27%	34%	27%	28%

The loss ratio included above was calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)	Net operating income adjusted for foreign exchange as compared to the prior year period for the lifestyle protection insurance business was $32 million and $57 million for the three and nine months ended September 30, 2010, respectively.
(2)	Sales adjusted for foreign exchange as compared to the prior year period for the lifestyle protection insurance business were $479 million and $1,310 million for the three and nine months ended September 30, 2010, respectively.
(3)	In the first quarter of 2010, the company changed the way it reports sales by region. All prior period amounts have been re-presented.
(4)	Structured deals represent in-force blocks of business acquired through reinsurance arrangements and ongoing reciprocal arrangements in place with certain clients.
(5)	The ratio of incurred losses and loss adjustment expense to net earned premiums excluding amounts associated with the Mexico operations.

U.S. Mortgage Insurance

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2010

Net Operating Loss and Sales—U.S. Mortgage Insurance

(amounts in millions)

	2010				2009
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$149	$153	$142	$444	$146	$156	$164	$170	$636
Net investment income	28	31	30	89	32	34	35	33	134
Net investment gains (losses)	15	(3)	4	16	27	41	—	(19)	49
Insurance and investment product fees and other	3	—	5	8	2	4	(3)	4	7

Total revenues	195	181	181	557	207	235	196	188	826

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	391	216	196	803	272	346	371	403	1,392
Acquisition and operating expenses, net of deferrals	28	33	34	95	33	34	33	32	132
Amortization of deferred acquisition costs and intangibles	6	4	3	13	6	6	5	5	22

Total benefits and expenses	425	253	233	911	311	386	409	440	1,546

LOSS BEFORE INCOME TAXES	(230)	(72)	(52)	(354)	(104)	(151)	(213)	(252)	(720)
Benefit for income taxes	(89)	(29)	(19)	(137)	(48)	(62)	(79)	(104)	(293)

NET LOSS	(141)	(43)	(33)	(217)	(56)	(89)	(134)	(148)	(427)

ADJUSTMENT TO NET LOSS:
Net investment (gains) losses, net of taxes and other adjustments	(11)	3	(3)	(11)	(18)	(27)	—	13	(32)

NET OPERATING LOSS	$(152)	$(40)	$(36)	$(228)	$(74)	$(116)	$(134)	$(135)	$(459)

Effective tax rate (operating loss)	38.2%	40.8%	36.5%	38.4%	43.8%	39.7%	37.2%	41.7%	40.3%

SALES:
New Insurance Written (NIW)
Flow	$2,400	$2,100	$1,500	$6,000	$1,800	$1,500	$1,600	$2,500	$7,400
Bulk	300	100	200	600	400	500	1,700	1,100	3,700
Pool	—	—	—	—	—	—	100	100	200

Total U.S. Mortgage Insurance NIW	$2,700	$2,200	$1,700	$6,600	$2,200	$2,000	$3,400	$3,700	$11,300

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2010

Other Metrics—U.S. Mortgage Insurance

(dollar amounts in millions)

	2010					2009
	3Q	2Q	1Q		Total	4Q	3Q	2Q	1Q	Total
Net Premiums Written	$148	$152	$142		$442	$144	$150	$160	$171	$625

New Risk Written
Flow	$552	$480	$335		$1,367	$373	$316	$323	$510	$1,522
Bulk	16	5	8		29	18	23	67	45	153

Total Primary	568	485	343		1,396	391	339	390	555	1,675
Pool	—	—	—		—	1	2	3	2	8

Total New Risk Written	$568	$485	$343		$1,396	$392	$341	$393	$557	$1,683

Primary Insurance In-force	$129,100	$131,900	$134,800			$145,100	$149,500	$155,200	$159,800

Risk In-force
Flow	$29,199	$29,836	$30,206			$30,951	$31,846	$32,803	$34,085
Bulk	519	509	523			771	776	775	721

Total Primary	29,718	30,345	30,729			31,722	32,622	33,578	34,806
Pool	308	314	322			331	339	349	355

Total Risk In-force	$30,026	$30,659	$31,051			$32,053	$32,961	$33,927	$35,161

GAAP Basis Expense Ratio(1)	22%	25%	26%		24%	27%	25%	23%	22%	24%
Adjusted Expense Ratio(2)	23%	25%	26%		24%	28%	26%	24%	22%	25%
Flow Persistency	84%	88%	86%			84%	84%	81%	83%
Gross Written Premiums Ceded To Captives/Total Direct Written Premiums	19%	18%	20%			21%	21%	22%	22%
Risk To Capital Ratio(3)	N/A	15.1:1	14.9:1			14.6:1	15.1:1	14.8:1	13.8:1

Average Primary Loan Size (in thousands)	$161	$161	$160			$163	$163	$164	$164
Primary Risk In-force Subject To Captives	45%	47%	48%			50%	51%	52%	53%
Primary Risk In-force That Is GSE Conforming	96%	96%	96%			96%	96%	96%	96%

Beginning Number of Primary Delinquencies	101,759	107,104	122,279		122,279	115,430	102,800	92,964	83,377	83,377
New delinquencies	27,180	26,034	31,126		84,340	37,539	40,388	36,434	39,944	154,305
Delinquency cures	(22,923)	(25,868)	(41,272	)(4)	(90,063)	(26,425)	(24,014)	(22,790)	(26,801)	(100,030)
Paid claims	(7,403)	(5,511)	(5,029)		(17,943)	(4,265)	(3,744)	(3,808)	(3,556)	(15,373)

Ending Number of Primary Delinquencies	98,613	101,759	107,104		98,613	122,279	115,430	102,800	92,964	122,279

Primary Delinquencies by Payment Status
3 payments or less in default	26,292	26,374	28,646			36,312	37,106	33,470	32,977
4-11 payments in default	37,180	42,993	49,663			58,075	54,476	50,332	45,670
12 payments or more in default	35,141	32,392	28,795			27,892	23,848	18,998	14,317

Primary Delinquencies	98,613	101,759	107,104			122,279	115,430	102,800	92,964

The expense ratios included above were calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)

The ratio of an insurer’s general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals and amortization of DAC and intangibles.

(2)

The ratio of an insurer’s general expenses to net written premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals and amortization of DAC and intangibles.

(3)

Certain states limit a private mortgage insurer’s risk in-force to 25 times the total of the insurer’s policyholders’ surplus plus the statutory contingency reserve, commonly known as the “risk to capital” requirement. The risk to capital ratio for the U.S. mortgage insurance business is not available for the current period due to the timing of the statutory statement filings.

(4)

In the first quarter of 2010, the company reached a settlement with a GSE counterparty regarding certain bulk Alt-A business. Delinquency cures included approximately 10,100 cures related to this settlement.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2010

Loss Metrics—U.S. Mortgage Insurance

(dollar amounts in millions)

	2010						2009
	3Q	2Q		1Q		Total	4Q	3Q		2Q	1Q	Total
Net Paid Claims
Flow	$224	$187		$219		$630	$202	$177		$187	$197	$763
Bulk	19	48		209		276	10	205		2	1	218

Total Primary	243	235		428		906	212	382		189	198	981
Pool	—	1		—		1	—	—		1	—	1

Total Net Paid Claims	$243	$236	(5)	$428	(7)	$907	$212	$382	(9)	$190	$198	$982

Average Paid Claim (in thousands)	$32.8	$42.6	(6)	$84.7	(8)		$49.2	$100.6	(10)	$49.5	$55.5

Number of Primary Delinquencies
Flow	95,567	98,771		102,389			107,495	100,208		87,590	79,349
Bulk loans with established reserve	1,607	1,510		2,155			11,319	11,002		10,294	7,561
Bulk loans with no reserve(1)	1,439	1,478		2,560			3,465	4,220		4,916	6,054

Average Reserve Per Delinquency (in thousands)
Flow	$20.4	$19.5		$19.2			$18.9	$20.0		$22.9	$23.1
Bulk loans with established reserve	15.7	12.8		21.7			20.8	19.2		12.7	11.3
Bulk loans with no reserve(1)	—	—		—			—	—		—	—

Beginning Reserves	$1,952	$2,016		$2,289		$2,289	$2,233	$2,264		$2,028	$1,711	$1,711
Paid claims	(439)	(335	)(5)	(503	)(7)	(1,277)	(256)	(425	)(9)	(213)	(205)	(1,099)
Increase in reserves	460	271	(5)	230	(7)	961	312	394	(9)	449	522	1,677

Ending Reserves	$1,973	$1,952		$2,016		$1,973	$2,289	$2,233		$2,264	$2,028	$2,289

Beginning Reinsurance Recoverable(2)	$591	$634		$674		$674	$679	$673		$619	$506	$506
Ceded paid claims	(196)	(99)		(75)		(370)	(44)	(43)		(23)	(7)	(117)
Increase in recoverable	68	56		35		159	39	49		77	120	285

Ending Reinsurance Recoverable	$463	$591		$634		$463	$674	$679		$673	$619	$674

Loss Ratio(3)	263%	141%		138%		181%	186%	223%		225%	237%	219%
Estimated Savings For Loss Mitigation Activities(4)	$158	$217		$233		$608	$290	$224		$188	$145	$847

The loss ratio included above was calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)	Reserves were not established on loans where the company was in a secondary loss position due to an existing deductible and the company believes currently have no risk for claim.
(2)	Reinsurance recoverable excludes ceded unearned premium recoveries and amounts for which cash proceeds have not yet been received.
(3)

The ratio of incurred losses and loss adjustment expense to net earned premiums. Excluding the GSE Alt-A business settlements in the first and second quarters of 2010, the loss ratio was 183% for the nine months ended September 30, 2010 and 144% and 141% for the three months ended June 30, 2010 and March 31, 2010, respectively. Excluding the bulk business settlement in the third quarter of 2009, the loss ratios were 162% and 204% for the three months ended September 30, 2009 and the twelve months ended December 31, 2009, respectively.

(4)

Loss mitigation activities include rescissions, cancellations, borrower loan modifications, repayment plans, lender- and borrower-titled pre-sales and other loan workouts and claim mitigation actions. Estimated savings for rescissions represent the reduction in carried loss reserves, net of premium refunds and reinstatement of prior rescissions. Estimated savings for loan modifications and other cure related loss mitigation actions represent the reduction in carried loss reserves. For non-cure related actions, including pre-sales, the estimated savings represent the difference between the full claim obligation and the actual amount paid.

(5)

Net paid claims and change in reserves include the impact of settlements that the company reached during the second quarter of 2010 with a GSE counterparty regarding certain bulk Alt-A business and with a servicer regarding rescissions.

(6)	Excluding the GSE Alt-A business and the servicer settlements in the second quarter of 2010, the average paid claim was approximately $45,800 in the second quarter of 2010.
(7)

In the first quarter of 2010, the company reached a settlement with a GSE counterparty regarding certain bulk Alt-A business. Net paid claims included $180 million and the change in reserves included a decrease of $185 million related to this settlement.

(8)	Excluding the GSE Alt-A business settlement in the first quarter of 2010, the average paid claim was approximately $49,100 in the first quarter of 2010.
(9)

In the third quarter of 2009, the company settled arbitration proceedings with a lender regarding certain bulk transactions related to payment option adjustable rate (POA) loans. The settlement resolves prior claims, or pending and anticipated future unpaid claims for coverage benefits under the policies for the POA loans, and the lender’s bad faith counterclaims. Net paid claims included $203 million and the change in reserves included a decrease of $108 million related to this settlement.

(10)	Excluding the settlement in the third quarter of 2009 related to the bulk business, the average paid claim was approximately $47,200 in the third quarter of 2009.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2010

Portfolio Quality Metrics—U.S. Mortgage Insurance

	2010			2009
	3Q	2Q	1Q	4Q	3Q	2Q	1Q
Risk In-force by Credit Quality(1)
Primary by FICO Scores >679	65%	65%	64%	64%	64%	63%	63%
Primary by FICO Scores 620-679	27%	27%	28%	28%	28%	29%	29%
Primary by FICO Scores 575-619	6%	6%	6%	6%	6%	6%	6%
Primary by FICO Scores <575	2%	2%	2%	2%	2%	2%	2%

Flow by FICO Scores >679	65%	65%	64%	64%	63%	63%	63%
Flow by FICO Scores 620-679	27%	27%	28%	28%	29%	29%	29%
Flow by FICO Scores 575-619	6%	6%	6%	6%	6%	6%	6%
Flow by FICO Scores <575	2%	2%	2%	2%	2%	2%	2%

Bulk by FICO Scores >679	88%	88%	87%	86%	85%	85%	84%
Bulk by FICO Scores 620-679	10%	10%	11%	12%	13%	13%	14%
Bulk by FICO Scores 575-619	1%	1%	1%	1%	1%	1%	1%
Bulk by FICO Scores <575	1%	1%	1%	1%	1%	1%	1%

Primary A minus	5%	5%	5%	5%	5%	6%	6%
Primary Sub-prime(2)	5%	5%	5%	5%	5%	5%	5%

Primary Loans
Primary loans in-force	802,090	821,617	840,618	890,730	914,770	947,777	973,988
Primary delinquent loans	98,613	101,759	107,104	122,279	115,430	102,800	92,964
Primary delinquency rate	12.29%	12.39%	12.74%	13.73%	12.62%	10.85%	9.54%

Flow loans in-force	705,754	723,301	735,564	753,370	774,000	796,633	826,663
Flow delinquent loans	95,567	98,771	102,389	107,495	100,208	87,590	79,349
Flow delinquency rate	13.54%	13.66%	13.92%	14.27%	12.95%	11.00%	9.60%

Bulk loans in-force	96,336	98,316	105,054	137,360	140,770	151,144	147,325
Bulk delinquent loans	3,046	2,988	4,715	14,784	15,222	15,210	13,615
Bulk delinquency rate	3.16%	3.04%	4.49%	10.76%	10.81%	10.06%	9.24%

A minus and sub-prime loans in-force	80,774	83,859	86,185	89,678	93,344	97,271	101,413
A minus and sub-prime delinquent loans	23,882	24,867	26,387	29,238	28,151	25,271	23,448
A minus and sub-prime delinquency rate	29.57%	29.65%	30.62%	32.60%	30.16%	25.98%	23.12%

Pool Loans
Pool loans in-force	18,759	19,473	19,907	20,370	20,859	21,166	21,870
Pool delinquent loans	939	831	783	781	741	632	586
Pool delinquency rate	5.01%	4.27%	3.93%	3.83%	3.55%	2.99%	2.68%

(1)	Loans with unknown FICO scores are included in the 620-679 category.
(2)	Excludes loans classified as A minus.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2010

Portfolio Quality Metrics—U.S. Mortgage Insurance

	September 30, 2010			June 30, 2010			September 30, 2009
	% of Total Reserves(1)	% of Primary Risk In-force	Primary Delinquency Rate	% of Total Reserves(1)	% of Primary Risk In-force	Primary Delinquency Rate	% of Primary Risk In-force	Primary Delinquency Rate
By Region
Southeast(2)	34%	23%	16.94%	31%	23%	17.06%	23%	17.06%
South Central(3)	14	16	11.19%	15	16	11.41%	17	11.01%
Northeast(4)	9	14	11.15%	10	14	10.85%	13	10.48%
North Central(5)	11	11	11.52%	12	11	11.50%	11	11.00%
Pacific(6)	15	11	15.13%	15	11	15.83%	11	18.19%
Great Lakes(7)	7	9	8.99%	7	9	9.08%	9	9.72%
Plains(8)	3	6	7.96%	3	6	7.59%	6	7.50%
Mid-Atlantic(9)	4	5	10.80%	4	5	11.23%	5	11.76%
New England(10)	3	5	11.04%	3	5	11.11%	5	11.40%

Total	100%	100%	12.29%	100%	100%	12.39%	100%	12.62%

By State
Florida	24%	8%	28.59%	20%	8%	28.86%	8%	29.56%
Texas	3%	7%	8.83%	3%	7%	8.80%	7%	8.22%
New York	4%	7%	9.34%	4%	6%	8.88%	6%	8.44%
California	7%	5%	15.16%	8%	5%	16.40%	5%	21.04%
Illinois	7%	5%	15.66%	7%	5%	15.79%	5%	14.65%
Georgia	4%	4%	16.88%	4%	4%	17.13%	4%	15.59%
North Carolina	2%	4%	11.25%	2%	4%	11.12%	4%	10.08%
Pennsylvania	2%	4%	10.48%	2%	4%	10.34%	4%	10.02%
New Jersey	4%	4%	16.54%	4%	4%	16.36%	4%	15.81%
Ohio	2%	3%	7.83%	2%	3%	7.85%	3%	8.08%

(1)	Total reserves were $1,973 million and $1,952 as of September 30, 2010 and June 30, 2010, respectively.
(2)	Alabama, Arkansas, Florida, Georgia, Mississippi, North Carolina, South Carolina and Tennessee
(3)	Arizona, Colorado, Louisiana, New Mexico, Oklahoma, Texas and Utah
(4)	New Jersey, New York and Pennsylvania
(5)	Illinois, Minnesota, Missouri and Wisconsin
(6)	Alaska, California, Hawaii, Nevada, Oregon and Washington
(7)	Indiana, Kentucky, Michigan and Ohio
(8)	Idaho, Iowa, Kansas, Montana, Nebraska, North Dakota, South Dakota and Wyoming
(9)	Delaware, Maryland, Virginia, Washington D.C. and West Virginia
(10)	Connecticut, Maine, Massachusetts, New Hampshire, Rhode Island and Vermont

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2010

Portfolio Quality Metrics—U.S. Mortgage Insurance

(amounts in millions)

Primary Risk In-force:	September 30, 2010	% of Total	June 30, 2010	% of Total	September 30, 2009	% of Total
Lender concentration (by original applicant)	$29,718		$30,345		$32,622
Top 10 lenders	15,079		15,098		16,377
Top 20 lenders	17,211		17,528		19,222

Loan-to-value ratio
95.01% and above	$7,435	25%	$7,633	25%	$8,182	25%
90.01% to 95.00%	10,287	35	10,491	35	11,117	34
80.01% to 90.00%	11,540	39	11,775	39	12,633	39
80.00% and below	456	1	446	1	690	2

Total	$29,718	100%	$30,345	100%	$32,622	100%

Loan grade
Prime	$26,705	90%	$27,220	90%	$29,121	89%
A minus and sub-prime	3,013	10	3,125	10	3,501	11

Total	$29,718	100%	$30,345	100%	$32,622	100%

Loan type(1)
First mortgages
Fixed rate mortgage
Flow	$28,539	96%	$29,152	96%	$31,027	95%
Bulk	497	2	486	2	690	2
Adjustable rate mortgage
Flow	660	2	684	2	819	3
Bulk	22	—	23	—	86	—
Second mortgages	—	—	—	—	—	—

Total	$29,718	100%	$30,345	100%	$32,622	100%

Type of documentation
Alt-A
Flow	$918	3%	$958	3%	$1,150	3%
Bulk	42	—	43	—	261	1
Standard(2)
Flow	28,281	95	28,878	95	30,696	94
Bulk	477	2	466	2	515	2

Total	$29,718	100%	$30,345	100%	$32,622	100%

Mortgage term
15 years and under	$386	1%	$369	1%	$369	1%
More than 15 years	29,332	99	29,976	99	32,253	99

Total	$29,718	100%	$30,345	100%	$32,622	100%

(1)	For loan type in this table, any loan with an interest rate that is fixed for an initial term of five years or more is categorized as a fixed rate mortgage.
(2)

Standard includes loans with reduced or different documentation requirements that meet specifications of GSE approved underwriting systems with historical and expected delinquency rates consistent with historical and expected delinquency rates consistent with the company’s standard portfolio.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2010

Portfolio Quality Metrics—U.S. Mortgage Insurance

(amounts in millions)

	September 30, 2010
Policy Year	Average Rate(1)	% of Total Reserves(2)	Primary Insurance In-force	% of Total	Primary Risk In-force	% of Total
1999 and prior	7.79%	1%	$1,886	1.5%	$489	1.6%
2000	8.27%	—	337	0.3	85	0.3
2001	7.50%	—	1,217	0.9	306	1.0
2002	6.63%	1	2,919	2.3	711	2.4
2003	5.65%	2	11,801	9.1	1,988	6.7
2004	5.88%	3	6,948	5.4	1,562	5.3
2005	5.98%	14	11,050	8.6	2,810	9.4
2006	6.51%	23	14,805	11.4	3,589	12.1
2007	6.60%	49	32,246	25.0	7,932	26.7
2008	6.19%	7	29,815	23.1	7,358	24.8
2009	5.08%	—	9,617	7.4	1,519	5.1
2010	4.84%	—	6,475	5.0	1,369	4.6

Total	6.18%	100%	$129,116	100.0%	$29,718	100.0%

Occupancy and Property Type	September 30, 2010	June 30, 2010
Occupancy Status % of Primary Risk In-force
Primary residence	93.6%	93.5%
Second home	3.9	4.0
Non-owner occupied	2.5	2.5

Total	100.0%	100.0%

Property Type % of Primary Risk In-force
Single family detached	85.7%	85.7%
Condominium and co-operative	11.3	11.3
Multi-family and other	3.0	3.0

Total	100.0%	100.0%

(1)	Average Annual Mortgage Interest Rate
(2)	Total reserves were $1,973 million as of September 30, 2010.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2010

Portfolio Quality Metrics—U.S. Mortgage Insurance

(amounts in billions)

	FICO > 679			FICO 620 - 679(1)			FICO < 620			Total
	2010			2010			2010			2010
Primary Risk In-force	3Q	2Q	1Q	3Q	2Q	1Q	3Q	2Q	1Q	3Q	2Q	1Q
Total Primary Risk In-force	$19.4	$19.7	$19.8	$8.1	$8.4	$8.6	$2.2	$2.2	$2.3	$29.7	$30.3	$30.7
Delinquency rate(2)	7.6%	7.7%	7.9%	19.4%	19.3%	19.7%	30.0%	30.1%	31.0%	12.3%	12.4%	12.7%
2010 policy year	$1.3	$0.8	$0.3	$0.1	$—	$—	$—	$—	$—	$1.4	$0.8	$0.3
Delinquency rate	—%	—%	—%	0.2%	—%	0.2%	—%	—%	—%	—%	—%	—%
2009 policy year	$1.4	$1.5	$1.5	$0.1	$0.1	$0.1	$—	$—	$—	$1.5	$1.6	$1.6
Delinquency rate	0.3%	0.2%	0.2%	1.3%	1.3%	1.2%	8.8%	7.9%	9.2%	0.3%	0.3%	0.2%
2008 policy year	$5.7	$5.9	$6.0	$1.4	$1.5	$1.5	$0.3	$0.3	$0.3	$7.4	$7.7	$7.8
Delinquency rate	6.2%	6.0%	5.7%	15.3%	15.2%	14.8%	27.1%	27.7%	28.2%	8.8%	8.6%	8.3%
2007 policy year	$4.4	$4.6	$4.8	$2.6	$2.7	$2.8	$0.9	$0.9	$0.9	$7.9	$8.2	$8.5
Delinquency rate	12.9%	12.8%	13.3%	23.7%	24.0%	24.7%	34.9%	35.4%	36.5%	18.9%	19.1%	19.6%
2006 policy year	$2.0	$2.0	$2.2	$1.2	$1.3	$1.3	$0.4	$0.4	$0.4	$3.6	$3.7	$3.9
Delinquency rate	13.2%	13.1%	13.2%	23.4%	23.1%	23.5%	30.6%	30.3%	31.9%	18.3%	18.1%	18.5%
2005 policy year	$1.6	$1.7	$1.7	$1.0	$1.0	$1.0	$0.2	$0.2	$0.2	$2.8	$2.9	$2.9
Delinquency rate	11.6%	11.5%	11.5%	20.9%	20.5%	20.9%	26.7%	26.6%	27.0%	15.9%	15.7%	15.8%
2004 and prior policy years	$3.0	$3.2	$3.3	$1.7	$1.8	$1.9	$0.4	$0.4	$0.5	$5.1	$5.4	$5.7
Delinquency rate	5.8%	5.6%	5.6%	16.1%	15.7%	15.9%	25.2%	24.9%	25.2%	10.2%	9.9%	10.0%
Fixed rate mortgage	$19.0	$19.3	$19.4	$7.9	$8.2	$8.4	$2.1	$2.1	$2.2	$29.0	$29.6	$30.0
Delinquency rate	7.3%	7.4%	7.6%	19.2%	19.1%	19.5%	29.9%	30.0%	30.8%	12.0%	12.1%	12.5%
Adjustable rate mortgage	$0.4	$0.4	$0.4	$0.2	$0.2	$0.2	$0.1	$0.1	$0.1	$0.7	$0.7	$0.7
Delinquency rate	25.1%	24.0%	23.5%	27.8%	27.4%	27.8%	37.3%	37.5%	37.7%	27.1%	26.4%	26.2%
Loan-to-value > 95%	$3.8	$3.9	$4.0	$2.7	$2.8	$2.9	$0.9	$0.9	$0.9	$7.4	$7.6	$7.8
Delinquency rate	9.6%	9.7%	9.9%	22.5%	22.5%	22.9%	34.0%	34.4%	35.8%	17.4%	17.6%	18.0%
Alt-A(3)	$0.7	$0.7	$0.7	$0.3	$0.3	$0.3	$—	$—	$0.1	$1.0	$1.0	$1.1
Delinquency rate	18.6%	18.8%	20.5%	33.3%	33.9%	35.1%	36.6%	36.1%	37.0%	23.0%	23.3%	24.7%
Interest only and option ARMs	$1.5	$1.6	$1.7	$0.6	$0.6	$0.6	$0.1	$0.1	$0.1	$2.2	$2.3	$2.4
Delinquency rate	27.2%	26.6%	26.5%	38.9%	39.2%	39.0%	45.4%	44.9%	45.8%	31.0%	30.7%	30.6%

(1)	Loans with unknown FICO scores are included in the 620 - 679 category.
(2)	Delinquency rate represents the number of lender reported delinquencies divided by the number of remaining policies consistent with mortgage insurance practices.
(3)	Alt-A consists of loans with reduced documentation or verification of income or assets and a higher historical and expected delinquency rate than standard documentation loans.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2010

Other Metrics—U.S. Mortgage Insurance Bulk Risk In-force

(dollar amounts in millions)

	September 30, 2010	June 30, 2010	September 30, 2009
GSE Alt-A
Risk in-force	$29	$29	$315
Average FICO score	733	732	720
Loan-to-value ratio	81%	81%	79%
Standard documentation(1)	11%	11%	23%
Stop loss	100%	100%	100%
Deductible	—%	—%	81%

FHLB
Risk in-force	$413	$399	$377
Average FICO score	755	755	754
Loan-to-value ratio	75%	75%	75%
Standard documentation(1)	97%	97%	96%
Stop loss	91%	91%	89%
Deductible	100%	100%	100%

Other
Risk in-force	$77	$81	$84
Average FICO score	692	692	692
Loan-to-value ratio	92%	92%	91%
Standard documentation(1)	97%	97%	96%
Stop loss	9%	9%	9%
Deductible	—%	—%	—%

Total Bulk Risk In-force	$519	$509	$776

(1)

Standard documentation includes loans with reduced or different documentation requirements that meet specifications of GSE approved underwriting systems with historical and expected delinquency rates consistent with the standard portfolio.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2010

Aggregate Book Year Analysis Provided to Illustrate Directional Progression Toward Captive Attachment(1)

			September 30, 2010			June 30, 2010			March 31, 2010
Book Year(2)	Original Book Risk In-force ($B)	Progression To Attachment Point	Current Risk In-force ($B)	Ever-To-Date Incurred Losses ($MM)	Captive Benefits ($MM)	Current Risk In-force ($B)	Ever-To-Date Incurred Losses ($MM)	Captive Benefits ($MM)	Current Risk In-force ($B)	Ever-To-Date Incurred Losses ($MM)	Captive Benefits ($MM)
2004		0%-50%	$0.1	$5		$0.1	$8		$0.2	$16
2004		50%-75%	0.4	48		0.5	46		0.5	40
2004		75%-99%	0.2	25		0.3	31		0.2	22
2004		Attached	0.1	24		—	9		—	9

2004 Total	$3.3		$0.8	$102	$1	$0.9	$94	$—	$0.9	$87	$—

2005		0%-50%	$—	$1		$—	$1		$—	$1
2005		50%-75%	—	—		—	1		—	—
2005		75%-99%	—	3		—	3		0.1	7
2005		Attached	1.7	401		1.8	364		1.8	335

2005 Total	$4.1		$1.7	$405	26	$1.8	$369	20	$1.9	$343	15

2006		0%-50%	$—	$1		$—	$1		$—	$1
2006		50%-75%	—	—		—	1		—	1
2006		75%-99%	—	1		—	1		—	1
2006		Attached	2.0	591		2.1	532		2.2	511

2006 Total	$3.7		$2.0	$593	14	$2.1	$535	12	$2.2	$514	9

2007		0%-50%	$—	$—		$—	$—		$—	$—
2007		50%-75%	—	—		—	1		—	1
2007		75%-99%	—	3		0.1	5		0.1	5
2007		Attached	4.1	1,019		4.4	917		4.6	892

2007 Total	$5.9		$4.1	$1,022	10	$4.5	$923	16	$4.7	$898	7

2008		0%-50%	$0.6	$10		$0.6	$10		$0.7	$8
2008		50%-75%	0.1	3		0.3	12		0.4	16
2008		75%-99%	—	2		0.2	10		1.0	48
2008		Attached	1.5	118		1.3	83		0.4	28

2008 Total	$2.8		$2.2	$133	16	$2.4	$115	7	$2.5	$100	3

Captive Benefits In Quarter ($MM)					$67			$55			$34

(1)

Data presented in aggregate for all trusts. Actual trust attachment and exit points will vary by individual lender contract. For purposes of this illustration, ever-to-date incurred losses equal current reserves plus ever-to-date paid claims. The information presented excludes quota share captive reinsurance data. Progress toward captive attachment is determined at a lender level for each book year by dividing ever-to-date incurred losses by original risk in-force for that book year.

(2)	Book year figures may include loans from additional periods pursuant to reinsurance agreement terms and conditions.

Corporate and Other

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2010

Net Operating Income (Loss)—Corporate and Other(1)

(amounts in millions)

	2010				2009
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—	$1	$1	$2
Net investment income	36	35	9	80	33	25	60	55	173
Net investment gains (losses)	25	(68)	(16)	(59)	(21)	(65)	(61)	(162)	(309)
Insurance and investment product fees and other	7	(3)	3	7	22	12	41	75	150

Total revenues	68	(36)	(4)	28	34	(28)	41	(31)	16

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1	—	—	1	—	2	—	—	2
Interest credited	38	35	39	112	40	39	79	89	247
Acquisition and operating expenses, net of deferrals	(2)	9	8	15	17	9	15	11	52
Amortization of deferred acquisition costs and intangibles	3	4	4	11	4	5	3	5	17
Interest expense	77	70	70	217	59	58	66	62	245

Total benefits and expenses	117	118	121	356	120	113	163	167	563

LOSS BEFORE INCOME TAXES	(49)	(154)	(125)	(328)	(86)	(141)	(122)	(198)	(547)
Benefit for income taxes	(14)	(51)	(157)	(222)	(8)	(67)	(17)	(102)	(194)

NET INCOME (LOSS)	(35)	(103)	32	(106)	(78)	(74)	(105)	(96)	(353)

ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	(16)	42	11	37	16	41	38	106	201
Net tax benefit related to separation from the company’s former parent	—	—	(106)	(106)	—	—	—	—	—

NET OPERATING INCOME (LOSS)	$(51)	$(61)	$(63)	$(175)	$(62)	$(33)	$(67)	$10	$(152)

Effective tax rate (operating income (loss))	31.2%	30.6%	42.1%	35.4%	2.8%	57.4%	-6.8%	128.5%	36.4%

Guaranteed Investment Contracts, Funding Agreements Backing Notes and Funding Agreements
Account value, beginning of period	$4,441	$4,372	$4,502	$4,502	$5,053	$5,555	$6,677	$8,104	$8,104
Deposits	79	152	—	231	—	—	—	—	—
Surrenders and benefits(2)	(477)	(124)	(171)	(772)	(596)	(553)	(1,177)	(1,466)	(3,792)

Net flows	(398)	28	(171)	(541)	(596)	(553)	(1,177)	(1,466)	(3,792)
Interest credited	41	43	43	127	45	47	52	61	205
Foreign currency translation	10	(2)	(2)	6	—	4	3	(22)	(15)

Account value, end of period	$4,094	$4,441	$4,372	$4,094	$4,502	$5,053	$5,555	$6,677	$4,502

(1)	Includes inter-segment eliminations and non-strategic products.
(2)	The company has included in “surrenders and benefits” the early retirement of institutional contracts at a discount to contract values.

Additional Financial Data

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2010

Investments Summary

(amounts in millions)

		September 30, 2010		June 30, 2010		March 31, 2010		December 31, 2009		September 30, 2009
		Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Composition of Investment Portfolio
Fixed maturity securities:
Investment grade:
Public fixed maturity securities		$32,379	43%	$30,044	42%	$28,675	41%	$27,137	40%	$26,018	38%
Private fixed maturity securities		9,458	13	9,254	13	9,397	14	9,231	14	8,622	12
Residential mortgage-backed securities(1)		3,640	5	3,258	4	3,141	5	2,595	4	1,947	3
Commercial mortgage-backed securities		3,379	5	3,428	5	3,457	5	3,433	5	3,715	5
Other asset-backed securities		2,345	3	2,301	3	2,186	3	2,205	3	1,814	3
Tax-exempt		1,263	2	1,341	2	1,415	2	1,521	2	2,177	3
Non-investment grade fixed maturity securities		3,892	5	3,760	5	3,769	5	3,630	5	3,453	5
Equity securities:
Common stocks and mutual funds		90	—	81	—	82	—	94	—	105	—
Preferred stocks		133	—	118	—	97	—	65	—	59	—
Commercial mortgage loans		6,929	9	7,208	10	7,336	10	7,499	11	7,704	11
Restricted commercial mortgage loans related to securitization entities		522	1	535	1	552	1	—	—	—	—
Policy loans		1,480	2	1,467	2	1,408	2	1,403	2	1,408	2
Cash, cash equivalents and short-term investments		3,800	5	4,776	7	4,763	7	6,592	10	8,177	12
Securities lending		702	1	680	1	593	1	853	1	899	1
Other invested assets:	Limited partnerships(2)	365	—	363	1	371	1	430	1	583	1
	Derivatives:
	LTC forward starting swap—cash flow	821	1	540	1	69	—	73	—	281	1
	Other cash flow	188	—	142	—	101	—	101	—	123	—
	Fair value	147	—	144	—	151	—	156	—	180	—
	Equity index options—non-qualified	61	—	97	—	34	—	39	—	62	—
	LTC swaptions—non-qualified	8	—	4	—	14	—	54	—	195	—
	Other non-qualified	458	1	516	1	490	1	523	1	417	1
	Trading portfolio	701	1	221	—	167	—	174	—	180	—
	Counterparty collateral	1,586	2	1,058	1	628	1	647	1	937	2
	Restricted other invested assets related to securitization entities	378	1	374	1	385	1	—	—	—	—
	Other	81	—	87	—	57	—	62	—	59	—

Total invested assets and cash		$74,806	100%	$71,797	100%	$69,338	100%	$68,517	100%	$69,115	100%

Public Fixed Maturity Securities—Credit Quality:
Rating Agency Designation
AAA		$16,138	37%	$14,525	36%	$13,625	35%	$12,516	34%	$10,880	30%
AA		5,054	12	4,947	12	4,808	12	4,632	12	4,869	14
A		11,679	27	11,147	27	11,034	28	10,634	29	10,883	30
BBB		8,370	19	7,804	19	7,561	19	7,247	19	7,265	20
BB		1,464	3	1,373	4	1,441	4	1,339	4	1,264	4
B		348	1	430	1	454	1	414	1	522	1
CCC and lower		477	1	451	1	400	1	376	1	409	1
Not rated		—	—	—	—	—	—	—	—	27	—

Total public fixed maturity securities		$43,530	100%	$40,677	100%	$39,323	100%	$37,158	100%	$36,119	100%

Private Fixed Maturity Securities—Credit Quality:
Rating Agency Designation
AAA		$1,589	12%	$1,433	11%	$1,311	10%	$1,271	10%	$1,196	10%
AA		1,010	8	1,170	9	1,134	9	1,021	8	1,041	9
A		4,069	32	3,889	31	3,889	31	3,815	30	3,540	31
BBB		4,555	36	4,711	37	4,909	38	4,986	40	4,619	39
BB		1,185	9	1,135	9	1,184	10	1,247	10	905	8
B		269	2	245	2	151	1	156	1	212	2
CCC and lower		149	1	126	1	139	1	98	1	114	1

Total private fixed maturity securities		$12,826	100%	$12,709	100%	$12,717	100%	$12,594	100%	$11,627	100%

(1) The company does not have any material exposure to residential mortgage-backed securities collateralized debt obligations (“CDOs”).
(2) Limited partnerships by type:
Real estate		$177		$165		$159		$201		$213
Infrastructure		112		114		113		109		144
Other		76		84		99		120		226

Total limited partnerships		$365		$363		$371		$430		$583

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2010

Fixed Maturity Securities Summary

(amounts in millions)

	September 30, 2010		June 30, 2010		March 31, 2010		December 31, 2009		September 30, 2009
	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total
Fixed Maturity Securities—Security Sector:
U.S. government, agencies and government-sponsored enterprises	$3,922	7%	$3,684	7%	$3,029	6%	$2,602	5%	$2,166	5%
Tax-exempt	1,271	2	1,350	3	1,436	3	1,544	3	2,201	5
Foreign government	2,352	4	2,146	4	2,414	5	2,384	5	2,254	5
U.S. corporate	24,525	44	23,378	44	22,253	43	21,412	43	20,752	43
Foreign corporate	13,815	24	12,799	24	13,151	25	12,551	25	12,049	25
Residential mortgage-backed securities	4,334	8	3,955	7	3,810	7	3,227	7	2,584	5
Commercial mortgage-backed securities	3,757	7	3,726	7	3,693	7	3,617	7	3,886	8
Other asset-backed securities	2,380	4	2,348	4	2,254	4	2,415	5	1,854	4

Total fixed maturity securities	$56,356	100%	$53,386	100%	$52,040	100%	$49,752	100%	$47,746	100%

Corporate Bond Holdings—Industry Sector:
Investment Grade:
Finance and insurance	$8,425	23%	$8,076	24%	$8,440	26%	$8,917	28%	$8,754	29%
Utilities and energy	8,123	23	7,628	23	7,460	23	7,064	22	6,896	23
Consumer—non-cyclical	4,210	12	4,065	12	3,728	11	3,622	12	3,660	12
Consumer—cyclical	1,808	5	1,791	5	1,559	5	1,456	5	1,487	5
Capital goods	2,107	6	2,028	6	1,990	6	1,997	6	1,778	6
Industrial	1,531	4	1,461	4	1,431	4	1,372	4	1,340	4
Technology and communications	2,221	6	1,909	6	1,925	6	1,876	6	1,818	6
Transportation	1,344	4	1,290	4	1,240	4	1,129	4	1,253	4
Other	6,023	17	5,435	16	5,101	15	4,232	13	3,517	11

Subtotal	$35,792	100%	$33,683	100%	$32,874	100%	$31,665	100%	$30,503	100%

Non-Investment Grade:
Finance and insurance	$637	25%	$647	26%	$669	26%	$549	24%	$578	25%
Utilities and energy	249	10	221	9	240	10	236	10	241	10
Consumer—non-cyclical	282	11	282	11	322	13	340	15	286	12
Consumer—cyclical	202	8	193	8	210	8	181	8	183	8
Capital goods	400	16	388	16	379	15	351	15	360	16
Industrial	400	15	389	16	354	14	347	15	361	16
Technology and communications	240	9	229	9	226	9	167	7	183	8
Transportation	99	4	106	4	77	3	60	3	64	3
Other	39	2	39	1	53	2	67	3	42	2

Subtotal	$2,548	100%	$2,494	100%	$2,530	100%	$2,298	100%	$2,298	100%

Total	$38,340	100%	$36,177	100%	$35,404	100%	$33,963	100%	$32,801	100%

Fixed Maturity Securities—Contractual Maturity Dates:
Due in one year or less	$2,613	4%	$2,801	5%	$2,660	5%	$2,217	4%	$1,897	4%
Due after one year through five years	12,562	22	11,696	22	12,582	24	12,400	25	12,247	26
Due after five years through ten years	9,454	17	8,877	17	8,152	16	7,950	16	7,862	16
Due after ten years	21,256	38	19,983	37	18,889	36	17,926	36	17,416	37

Subtotal	45,885	81	43,357	81	42,283	81	40,493	81	39,422	83
Mortgage and asset-backed securities	10,471	19	10,029	19	9,757	19	9,259	19	8,324	17

Total fixed maturity securities	$56,356	100%	$53,386	100%	$52,040	100%	$49,752	100%	$47,746	100%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2010

Additional Information on Mortgage-backed and Asset-backed Securities by Vintage as of September 30, 2010(1)

(amounts in millions)

Mortgage-backed and Asset-backed Securities Collateralized by Sub-prime Residential Mortgage Loans(2):

	Fair Value								Net Unrealized Losses
S&P Equivalent Rating	2004 and prior	2005	2006	2007	2008	2009	2010	Total	2004 and prior	2005	2006	2007	2008	2009	2010	Total
AAA	$44	$7	$—	$—	$—	$—	$—	$51	$(1)	$—	$—	$—	$—	$—	$—	$(1)
AA	23	16	—	18	—	—	—	57	(5)	(5)	—	(5)	—	—	—	(15)
A	11	18	3	—	—	—	—	32	(4)	(22)	(1)	—	—	—	—	(27)
BBB	16	14	—	—	—	—	—	30	(7)	(9)	—	—	—	—	—	(16)
BB	11	26	—	—	—	—	—	37	(7)	(4)	—	—	—	—	—	(11)
B	4	28	22	—	—	—	—	54	(2)	(11)	(7)	—	—	—	—	(20)
CCC and lower	25	47	97	15	—	—	—	184	(11)	(62)	(76)	(12)	—	—	—	(161)

Total	$134	$156	$122	$33	$—	$—	$—	$445	$(37)	$(113)	$(84)	$(17)	$—	$—	$—	$(251)

Mortgage-backed and Asset-backed Securities Collateralized by Alt-A Residential Mortgage Loans:
	Fair Value								Net Unrealized Losses
S&P Equivalent Rating	2004 and prior	2005	2006	2007	2008	2009	2010	Total	2004 and prior	2005	2006	2007	2008	2009	2010	Total
AAA	$42	$16	$—	$—	$—	$—	$13	$71	$(4)	$—	$—	$—	$—	$—	$—	$(4)
AA	8	—	1	—	—	—	—	9	(1)	—	(2)	—	—	—	—	(3)
A	16	2	1	6	—	—	—	25	(1)	(3)	(3)	—	—	—	—	(7)
BBB	25	—	3	—	—	—	—	28	(17)	(2)	(11)	—	—	—	—	(30)
BB	1	4	—	4	—	—	—	9	(5)	—	—	(3)	—	—	—	(8)
B	3	40	28	5	—	—	—	76	(6)	(21)	(17)	(3)	—	—	—	(47)
CCC and lower	4	80	27	29	—	—	—	140	(13)	(62)	(13)	(17)	—	—	—	(105)

Total	$99	$142	$60	$44	$—	$—	$13	$358	$(47)	$(88)	$(46)	$(23)	$—	$—	$—	$(204)

Commercial Mortgage-backed Securities(3):
	Fair Value								Net Unrealized Losses
S&P Equivalent Rating	2004 and prior	2005	2006	2007	2008	2009	2010	Total	2004 and prior	2005	2006	2007	2008	2009	2010	Total
AAA	$1,937	$341	$325	$121	$—	$30	$11	$2,765	$142	$11	$—	$3	$—	$5	$1	$162
AA	52	48	102	32	—	—	3	237	(12)	(7)	(28)	—	—	—	—	(47)
A	52	29	83	55	—	—	—	219	(10)	(14)	(22)	(12)	—	—	—	(58)
BBB	52	24	48	34	—	—	—	158	(25)	(25)	(21)	(34)	—	—	—	(105)
BB	17	3	49	133	—	—	—	202	(12)	(13)	(19)	(61)	—	—	—	(105)
B	12	—	32	23	—	—	—	67	(5)	—	(10)	(28)	—	—	—	(43)
CCC and lower	28	9	35	37	—	—	—	109	(1)	(14)	(15)	(29)	—	—	—	(59)

Total	$2,150	$454	$674	$435	$—	$30	$14	$3,757	$77	$(62)	$(115)	$(161)	$—	$5	$1	$(255)

(1)	Based on current ratings.
(2)

The sub-prime securities are principally backed by first lien mortgages. The company does not have a significant exposure to second liens or option adjustable rate mortgages. The company does not have any material exposure to mezzanine CDOs. The company does not have any exposure to net interest margin deals, highly leveraged transactions or CDO-squared investments.

(3)

As of September 30, 2010, 37% of the commercial mortgage-backed securities related to loans with fixed interest rates and 63% related to loans with floating interest rates. The average original loan-to-value ratio for commercial mortgage-backed securities included in the fixed maturity securities portfolio was 62%.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2010

Commercial Mortgage Loans Summary

(amounts in millions)

	September 30, 2010		June 30, 2010		March 31, 2010		December 31, 2009		September 30, 2009
	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Geographic Region
Pacific	$1,857	27%	$1,937	27%	$1,966	27%	$2,005	27%	$2,025	26%
South Atlantic	1,593	23	1,660	23	1,669	23	1,711	23	1,834	24
Middle Atlantic	935	13	974	13	987	13	1,005	13	1,016	13
East North Central	657	9	701	10	714	10	728	10	742	10
Mountain	591	9	624	8	640	9	650	9	658	9
New England	484	7	491	7	486	6	492	6	493	6
West North Central	374	5	378	5	385	5	389	5	396	5
West South Central	306	4	314	4	325	4	331	4	337	4
East South Central	189	3	194	3	210	3	230	3	237	3

Subtotal	6,986	100%	7,273	100%	7,382	100%	7,541	100%	7,738	100%

Allowance for losses	(62)		(70)		(52)		(48)		(41)
Unamortized fees and costs	5		5		6		6		7

Total	$6,929		$7,208		$7,336		$7,499		$7,704

Property Type
Retail	$2,015	29%	$2,047	28%	$2,074	28%	$2,115	28%	$2,246	29%
Office	1,897	27	1,971	27	1,991	27	2,025	27	2,052	27
Industrial	1,861	27	1,903	26	1,955	27	1,979	26	2,008	26
Apartments	776	11	812	11	819	11	832	11	847	11
Mixed use/other	437	6	540	8	543	7	590	8	585	7

Subtotal	6,986	100%	7,273	100%	7,382	100%	7,541	100%	7,738	100%

Allowance for losses	(62)		(70)		(52)		(48)		(41)
Unamortized fees and costs	5		5		6		6		7

Total	$6,929		$7,208		$7,336		$7,499		$7,704

Allowance for Losses on Commercial Mortgage Loans
Beginning balance	$70		$52		$48		$41		$33
Provision	5		18		4		7		8
Release	(13)		—		—		—		—

Ending balance	$62		$70		$52		$48		$41

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2010

Commercial Mortgage Loans Summary

(amounts in millions)

	September 30, 2010		June 30, 2010		March 31, 2010		December 31, 2009		September 30, 2009
Loan Size	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total
Under $5 million	$2,928	42%	$2,998	41%	$3,069	41%	$3,146	42%	$3,170	41%
$5 million but less than $10 million	1,623	23	1,679	23	1,670	23	1,711	23	1,754	23
$10 million but less than $20 million	1,316	19	1,339	19	1,378	19	1,418	19	1,449	19
$20 million but less than $30 million	300	4	309	4	311	4	312	4	314	4
$30 million and over	819	12	952	13	954	13	955	12	1,046	13

Subtotal	6,986	100%	7,277	100%	7,382	100%	7,542	100%	7,733	100%

Net premium/discount	—		(4)		—		(1)		5

Total	$6,986		$7,273		$7,382		$7,541		$7,738

Commercial Mortgage Loan Information by Vintage as of September 30, 2010

(loan amounts in millions)

Loan Year	Total Loan Balance	Delinquent Loan Balance	Number of Loans	Number of Delinquent Loans	Average Balance Per Loan	Average Balance Per Delinquent Loan	Average Loan-To-Value(1)
2004 and prior	$2,336	$26	955	8	$2	$3	51%
2005	1,540	10	317	2	$5	$5	65%
2006	1,437	14	286	2	$5	$7	73%
2007	1,353	6	194	1	$7	$6	79%
2008	286	13	59	3	$5	$4	77%
2009	—	—	—	—	$—	$—	—%
2010	34	—	6	—	$6	$—	49%

Total	$6,986	$69	1,817	16	$4	$4	65%

(1)	Represents loan-to-value as of September 30, 2010.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2010

General Account GAAP Net Investment Income Yields

(amounts in millions)

	2010				2009
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
GAAP Net Investment Income
Fixed maturity securities—taxable	$658	$646	$626	$1,930	$621	$610	$604	$623	$2,458
Fixed maturity securities—non-taxable	14	16	16	46	22	27	28	30	107
Commercial mortgage loans	95	99	104	298	103	106	109	114	432
Restricted commercial mortgage loans related to securitization entities(1)	10	10	10	30	—	—	—	—	—
Equity securities	4	5	2	11	4	6	3	3	16
Other invested assets	23	29	32	84	20	24	26	8	78
Limited partnerships(2)	1	10	(34)	(23)	—	(20)	(33)	(107)	(160)
Restricted other invested assets related to securitization entities(1)	1	—	1	2	—	—	—	—	—
Policy loans	28	28	27	83	28	19	52	44	143
Cash, cash equivalents and short-term investments	6	4	5	15	9	9	14	17	49

Gross investment income before expenses and fees	840	847	789	2,476	807	781	803	732	3,123
Expenses and fees	(25)	(24)	(24)	(73)	(25)	(22)	(22)	(21)	(90)

Net investment income	$815	$823	$765	$2,403	$782	$759	$781	$711	$3,033

Annualized Yields
Fixed maturity securities—taxable	5.0%	5.0%	4.9%	5.0%	5.1%	5.2%	5.2%	5.4%	5.2%
Fixed maturity securities—non-taxable	4.3%	4.3%	4.3%	4.3%	4.6%	4.6%	4.6%	4.6%	4.7%
Commercial mortgage loans	5.4%	5.5%	5.8%	5.6%	5.4%	5.5%	5.5%	5.6%	5.5%
Restricted commercial mortgage loans related to securitization entities(1)	7.6%	7.3%	7.3%	7.4%	—%	—%	—%	—%	—%
Equity securities	6.8%	11.8%	6.6%	8.4%	9.5%	12.8%	3.6%	4.6%	7.0%
Other invested assets	13.3%	17.3%	15.0%	14.5%	7.1%	7.7%	7.6%	1.8%	5.5%
Limited partnerships(2)	1.0%	10.6%	-34.0%	-8.2%	-0.1%	-13.4%	-21.3%	-62.1%	-26.8%
Restricted other invested assets related to securitization entities(1)	0.3%	0.3%	1.0%	0.5%	—%	—%	—%	—%	—%
Policy loans	7.6%	7.7%	7.7%	7.6%	8.1%	4.4%	10.5%	9.6%	8.4%
Cash, cash equivalents and short-term investments	0.5%	0.3%	0.4%	0.4%	0.5%	0.5%	0.7%	0.8%	0.6%

Gross investment income before expenses and fees	4.8%	4.9%	4.6%	4.8%	4.7%	4.5%	4.7%	4.2%	4.5%
Expenses and fees	-0.1%	-0.1%	-0.2%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%

Net investment income	4.7%	4.8%	4.4%	4.7%	4.6%	4.4%	4.6%	4.1%	4.4%

Yields for fixed maturity securities and equity securities are based on amortized cost and cost, respectively. Yields for securities lending activity, which is included in other invested assets, are calculated net of the corresponding securities lending liability.

(1)	Represents investment income and yields related to restricted commercial mortgage loans and other invested assets required to be consolidated under a new accounting standard effective January 1, 2010.
(2)	Limited partnership investments are equity-based and do not have fixed returns by period.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2010

Net Investment Gains (Losses), Net of Taxes and Other Adjustments—Detail

(amounts in millions)

	2010				2009
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total

Net realized gains (losses) on available-for-sale securities:
Fixed maturity securities:
U.S. corporate	$3	$4	$(6)	$1	$(7)	$(13)	$(9)	$(28)	$(57)
U.S. government, agencies and government-sponsored enterprises	1	—	(4)	(3)	11	—	—	—	11
Foreign corporate	3	16	2	21	8	10	(1)	(1)	16
Foreign government	3	—	(2)	1	2	1	1	2	6
Tax-exempt	(2)	(3)	4	(1)	20	26	—	1	47
Mortgage-backed securities	(7)	(5)	(3)	(15)	(3)	4	(2)	4	3
Asset-backed securities	(1)	—	(1)	(2)	—	(4)	(8)	—	(12)
Equity securities	—	1	—	1	2	1	1	—	4
Foreign exchange	1	(1)	—	—	(2)	3	—	—	1

Total net realized gains (losses) on available-for-sale securities	1	12	(10)	3	31	28	(18)	(22)	19

Impairments:
Sub-prime residential mortgage-backed securities:
AA	—	—	—	—	(2)	(1)	—	(11)	(14)
A	—	—	—	—	(1)	—	—	(1)	(2)
BBB	—	—	—	—	(1)	(2)	(3)	(3)	(9)
Below BBB	(3)	(1)	(16)	(20)	(25)	(25)	(23)	(33)	(106)
Alt-A residential mortgage-backed securities:
AA	—	—	—	—	—	—	(6)	(6)	(12)
A	—	—	—	—	—	—	(1)	(18)	(19)
BBB	—	—	—	—	—	—	—	(1)	(1)
Below BBB	(9)	(13)	(8)	(30)	(18)	(19)	(11)	(58)	(106)

Total sub-prime and Alt-A residential mortgage-backed securities	(12)	(14)	(24)	(50)	(47)	(47)	(44)	(131)	(269)

Prime residential mortgage-backed securities:
AA	—	—	—	—	—	—	—	(12)	(12)
A	—	—	—	—	—	—	(1)	(8)	(9)
BBB	—	—	—	—	—	—	—	(3)	(3)
Below BBB	(4)	(3)	(6)	(13)	(10)	(13)	(18)	(1)	(42)
Other asset-backed securities	—	(9)	(10)	(19)	—	—	(2)	(9)	(11)
Commercial mortgage-backed securities:
A	—	—	—	—	(1)	—	—	(9)	(10)
BBB	—	—	—	—	—	(2)	—	—	(2)
Below BBB	(2)	(1)	(1)	(4)	(1)	(1)	(6)	(10)	(18)
Corporate fixed maturity securities	(6)	—	(3)	(9)	(6)	(15)	(1)	(37)	(59)
Financial hybrid securities	—	—	(4)	(4)	(4)	(47)	(4)	(155)	(210)
Retained interest on securitized assets	—	—	—	—	—	—	(23)	—	(23)
Limited partnerships	—	(2)	(4)	(6)	—	—	—	—	—
Equity securities	—	—	—	—	—	—	—	(13)	(13)
Commercial mortgage loans	(1)	(3)	—	(4)	(5)	(2)	—	—	(7)

Total impairments	(25)	(32)	(52)	(109)	(74)	(127)	(99)	(388)	(688)

Net unrealized gains (losses) on trading securities	14	(2)	4	16	5	10	7	(8)	14
Derivative instruments	61	(25)	(5)	31	6	12	75	(79)	14
Bank loans	1	4	3	8	—	4	4	—	8
Limited partnerships	(1)	(2)	(1)	(4)	(26)	—	—	—	(26)
Commercial mortgage loans held-for-sale market valuation allowance	(4)	(13)	(3)	(20)	(5)	(6)	(3)	(4)	(18)
Net gains (losses) related to securitization entities(1)	20	(31)	7	(4)	—	—	—	—	—
Other	—	—	11	11	—	—	—	—	—

Net investment gains (losses), net of taxes	67	(89)	(46)	(68)	(63)	(79)	(34)	(501)	(677)
Adjustment for DAC and other intangible amortization and certain benefit reserves, net of taxes	(12)	13	5	6	10	18	(25)	18	21
Adjustment for net investment (gains) losses attributable to noncontrolling interests, net of taxes	(1)	—	(1)	(2)	(1)	(1)	—	—	(2)

Net investment gains (losses), net of taxes and other adjustments	$54	$(76)	$(42)	$(64)	$(54)	$(62)	$(59)	$(483)	$(658)

(1)Represents	net investment gains (losses) related to restricted commercial mortgage loans and other invested assets required to be consolidated under a new accounting standard effective January 1, 2010.

Reconciliations of Non-GAAP Measures

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2010

Reconciliation of Operating ROE

(amounts in millions)

Twelve Month Rolling Average ROE	Twelve months ended
	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009
GAAP Basis ROE
Net income (loss) available to Genworth Financial, Inc.’s common stockholders for the twelve months ended(1)	$343	$279	$187	$(460)	$(821)
Quarterly average Genworth Financial, Inc.’s stockholders' equity, excluding accumulated other comprehensive income (loss)(2)	$12,499	$12,363	$12,149	$12,038	$12,013
GAAP Basis ROE (1) divided by (2)	2.7%	2.3%	1.5%	-3.8%	-6.8%

Operating ROE
Net operating income (loss) for the twelve months ended(1)	$355	$407	$298	$198	$(103)
Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss)(2)	$12,499	$12,363	$12,149	$12,038	$12,013
Operating ROE (1) divided by (2)	2.8%	3.3%	2.5%	1.6%	-0.9%

Quarterly Average ROE	Three months ended
	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009
GAAP Basis ROE
Net income (loss) available to Genworth Financial, Inc.’s common stockholders for the period ended(3)	$83	$42	$178	$40	$19
Average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(4)	$12,559	$12,572	$12,492	$12,417	$12,117
Annualized GAAP Quarterly Basis ROE (3) divided by (4)	2.6%	1.3%	5.7%	1.3%	0.6%

Operating ROE
Net operating income for the period ended(3)	$29	$118	$114	$94	$81
Quarterly average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(4)	$12,559	$12,572	$12,492	$12,417	$12,117
Annualized Operating Quarterly Basis ROE (3) divided by (4)	0.9%	3.8%	3.7%	3.0%	2.7%

Non-GAAP Definition for Operating ROE

The company references the non-GAAP financial measure entitled “operating return on equity” or “operating ROE.” The company defines operating ROE as net operating income (loss) divided by average ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss) in average ending Genworth Financial, Inc.’s stockholders equity. Management believes that analysis of operating ROE enhances understanding of the efficiency with which the company deploys its capital. However, operating ROE as defined by the company should not be viewed as a substitute for GAAP net income (loss) available to Genworth Financial, Inc.’s common stockholders divided by average ending Genworth Financial, Inc.’s stockholders’ equity.

(1)

The twelve months ended information is derived by adding the four quarters of net income (loss) available to Genworth Financial, Inc.’s common stockholders and net operating income (loss) from page 10 herein.

(2)

Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss) for the most recent five quarters.

(3)	Net income (loss) available to Genworth Financial, Inc.’s common stockholders and net operating income from page 10 herein.
(4)

Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss).

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2010

Reconciliation of Expense Ratio

(amounts in millions)

	2010				2009
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
GAAP Basis Expense Ratio
Acquisition and operating expenses, net of deferrals(1)	$472	$499	$475	$1,446	$503	$484	$456	$441	$1,884
Total revenues(2)	$2,667	$2,410	$2,421	$7,498	$2,461	$2,391	$2,483	$1,734	$9,069

Expense ratio (1) divided by (2)	17.7%	20.7%	19.6%	19.3%	20.4%	20.2%	18.4%	25.4%	20.8%

GAAP Basis, As Adjusted—Expense Ratio
Acquisition and operating expenses, net of deferrals	$472	$499	$475	$1,446	$503	$484	$456	$441	$1,884
Less wealth management business	73	72	66	211	64	58	55	52	229
Less lifestyle protection insurance business	139	157	154	450	163	169	160	153	645

Adjusted acquisition and operating expenses, net of deferrals(3)	$260	$270	$255	$785	$276	$257	$241	$236	$1,010

Total revenues	$2,667	$2,410	$2,421	$7,498	$2,461	$2,391	$2,483	$1,734	$9,069
Less wealth management business	89	89	81	259	77	71	67	63	278
Less lifestyle protection insurance business	258	284	311	853	326	336	334	305	1,301
Less net investment gains (losses)	103	(141)	(72)	(110)	(96)	(118)	(53)	(756)	(1,023)

Adjusted total revenues(4)	$2,217	$2,178	$2,101	$6,496	$2,154	$2,102	$2,135	$2,122	$8,513

Adjusted expense ratio (3) divided by (4)	11.7%	12.4%	12.1%	12.1%	12.8%	12.2%	11.3%	11.1%	11.9%

Non-GAAP Definition for Expense Ratio

The company references the non-GAAP financial measure entitled “expense ratio” as a measure of productivity. The company defines expense ratio as acquisition and operating expenses, net of deferrals, divided by total revenues, excluding the effects of the company’s wealth management and lifestyle protection insurance businesses. The wealth management and lifestyle protection insurance businesses are excluded from this ratio as their expense bases are comprised of varying levels of non-deferrable acquisition costs. Management believes that the expense ratio analysis enhances understanding of the productivity of the company. However, the expense ratio as defined by the company should not be viewed as a substitute for GAAP acquisition and operating expenses, net of deferrals, divided by total revenues.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2010

Reconciliation of Core Premiums

(amounts in millions)

	2010				2009
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Reported premiums	$1,447	$1,470	$1,470	$4,387	$1,523	$1,492	$1,502	$1,502	$6,019
Less retirement income—spread-based premiums	42	32	36	110	39	30	38	47	154
Less impact of changes in foreign exchange rates	(11)	25	68	82	73	(42)	(92)	(120)	(181)

Core premiums	$1,416	$1,413	$1,366	$4,195	$1,411	$1,504	$1,556	$1,575	$6,046

Reported premium percentage change from prior year	-3.0%	-2.1%	-2.1%	-2.4%	-5.8%	-14.0%	-12.1%	-12.5%	-11.2%
Core premium percentage change from prior year	-5.9%	-9.2%	-13.3%	-9.5%	-12.6%	-2.2%	1.2%	6.1%	-2.1%

Non-GAAP Definition for Core Premiums

The company references the non-GAAP financial measure entitled “core premiums” as a measure of premium growth. The company defines core premiums as earned premiums less premiums from the retirement income—spread-based business and the impact of changes in foreign exchange rates. The retirement income—spread-based premiums are excluded in this measure primarily because these are single premiums and are not an indication of future premiums. The impact of changes in foreign exchange rates are excluded in this measure to present periods on a comparable exchange rate. Management believes that analysis of core premiums enhances understanding of premium growth of the company. However, core premiums as defined by the company should not be viewed as a substitute for GAAP earned premiums.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2010

Reconciliation of Core Yield

		2010				2009
	(Assets—amounts in billions)	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
	Reported—Total Invested Assets and Cash	$74.8	$71.8	$69.3	$74.8	$68.5	$69.1	$65.2	$64.5	$68.5
	Subtract:
	Securities lending	0.7	0.7	0.6	0.7	0.9	0.9	1.0	1.1	0.9
	Unrealized gains (losses)	3.8	1.7	(0.9)	3.8	(1.3)	(2.0)	(4.4)	(7.0)	(1.3)
	Derivative counterparty collateral	1.6	1.1	0.6	1.6	0.6	0.9	0.8	1.2	0.6

	Adjusted end of period invested assets	$68.7	$68.3	$69.0	$68.7	$68.3	$69.3	$67.8	$69.2	$68.3

(A)	Average Invested Assets Used in Reported Yield Calculation	$68.6	$68.7	$68.9	$68.6	$68.8	$68.6	$68.5	$70.2	$69.1
	Subtract:
	Restricted commercial mortgage loans and other invested assets related to securitization entities(1)	0.5	0.5	0.6	0.6	—	—	—	—	—

(B)	Average Invested Assets Used in Core Yield Calculation	68.1	68.2	68.3	68.0	68.8	68.6	68.5	70.2	69.1
	Subtract:
	Portfolios supporting floating products and non-recourse funding obligations(2)	9.4	9.3	9.3	9.3	9.7	10.2	10.7	11.6	10.6

(C)	Average Invested Assets Used in Core Yield (excl. Floating and Non-Recourse Funding) Calculation	$58.7	$58.9	$59.0	$58.7	$59.1	$58.4	$57.8	$58.6	$58.5

	(Income—amounts in millions)
(D)	Reported—Net Investment Income	$815	$823	$765	$2,403	$782	$759	$781	$711	$3,033
	Subtract:
	Bond calls and commercial mortgage loan prepayments	8	—	7	15	3	8	4	11	26
	Reinsurance(3)	14	21	29	64	15	22	26	8	71
	Other non-core items(4)	6	7	—	13	14	(5)	1	4	14
	Restricted commercial mortgage loans and other invested assets related to securitization entities(1)	7	7	8	22	—	—	—	—	—

(E)	Core Net Investment Income	780	788	721	2,289	750	734	750	688	2,922
	Subtract:
	Investment income from portfolios supporting floating products and non-recourse funding obligations(2)	34	28	2	64	16	22	29	23	90

(F)	Core Net Investment Income (excl. Floating and Non-Recourse Funding)	$746	$760	$719	$2,225	$734	$712	$721	$665	$2,832

(D)/(A)	Reported Yield	4.75%	4.79%	4.44%	4.67%	4.55%	4.43%	4.56%	4.05%	4.39%
(E)/(B)	Core Yield	4.58%	4.62%	4.22%	4.48%	4.36%	4.28%	4.38%	3.92%	4.23%
(F)/(C)	Core Yield (excl. Floating and Non-Recourse Funding)	5.08%	5.16%	4.87%	5.05%	4.97%	4.88%	4.99%	4.54%	4.84%

Notes:	Columns may not add due to rounding.
Yields have been annualized.

Non-GAAP Definition for Core Yield

The company references the non-GAAP financial measure entitled “core yield” as a measure of investment yield. The company defines core yield as the investment yield adjusted for those items that are not recurring in nature. Management believes that analysis of core yield enhances understanding of the investment yield of the company. However, core yield as defined by the company should not be viewed as a substitute for GAAP investment yield.

(1)

Represents the incremental assets and investment income related to restricted commercial mortgage loans and other invested assets required to be consolidated under a new accounting standard effective January 1, 2010.

(2)	Floating products refer to institutional products and the non-recourse funding obligations that support certain term and universal life insurance reserves in the company's life insurance business.
(3)

Represents imputed investment income related to a reinsurance agreement in the lifestyle protection insurance business. Includes a $17 million reclassification adjustment in the second quarter of 2009 to interest expense related to the reinsurance arrangements accounted for under the deposit method as these arrangements were in a loss position.

(4)	Includes mark-to-mark adjustment on assets supporting executive deferred compensation and various other immaterial items.

Corporate Information

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2010

Industry Ratings

The company’s principal life insurance subsidiaries are rated by Standard & Poor’s Financial Services LLC (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), A.M. Best Company, Inc. (“A.M. Best”) and Fitch Ratings (“Fitch”) as follows:

Company	S&P	Moody’s	A.M. Best	Fitch
Genworth Life Insurance Company	A	A2	A	A-
Genworth Life Insurance Company (short-term rating)	A-1	P-1	Not rated	Not rated
Genworth Life and Annuity Insurance Company	A	A2	A	A-
Genworth Life and Annuity Insurance Company (short-term rating)	A-1	P-1	Not rated	Not rated
Genworth Life Insurance Company of New York	A	A2	A	A-
Continental Life Insurance Company of Brentwood, Tennessee	Not rated	Not rated	A-	A-
American Continental Insurance Company	Not rated	Not rated	A-	Not rated

The company’s principal mortgage insurance subsidiaries are rated by S&P and Moody’s as follows:

Company	S&P	Moody’s
Genworth Mortgage Insurance Corporation	BBB-	Baa2
Genworth Financial Mortgage Insurance Pty. Limited (Australia)	AA-	A1
Genworth Financial Mortgage Insurance Limited (Europe)	BBB	Baa3
Genworth Residential Mortgage Insurance Corporation of NC	BBB-	Baa2
Genworth Financial Mortgage Insurance Company Canada(1)	AA-	Not rated
Genworth Seguros de Credito a la Vivienda S.A. de C.V.	mxAA	Aa3.mx

The company’s principal lifestyle protection insurance subsidiaries are rated by S&P as follows:

Company	S&P
Financial Assurance Company Limited	A-
Financial Insurance Company Limited	A-

(1)	Genworth Financial Mortgage Insurance Company Canada is also rated “AA” by Dominion Bond Rating Service (“DBRS”).

The S&P, Moody’s, A.M. Best and Fitch ratings are not designed to be, and do not serve as, measures of protection or valuation offered to investors. These financial strength ratings should not be relied on with respect to making an investment in the company's securities.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2010

Industry Ratings (continued)

S&P states that an insurer rated “AA” (Very Strong) has very strong financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments. An insurer rated “A” (Strong) has strong financial security characteristics and an insurer rated “BBB” (Good) has good financial security characteristics. The “AA,” “A” and “BBB” ranges are the second-, third- and fourth-highest of nine financial strength rating ranges assigned by S&P, which range from “AAA” to “R.” A plus (+) or minus (-) shows relative standing in a rating category. These suffixes are not added to ratings in the “AAA” category or to ratings below the “CCC” category. Accordingly, the “AA-,” “A,” “A-,” “BBB” and “BBB-” ratings are the fourth-, sixth-, seventh-, ninth- and tenth-highest of S&P’s 21 ratings categories. The short-term “A-1” rating is the highest rating and shows the capacity to meet financial commitments is strong. An obligor rated “mxAA” has a very strong capacity to meet its financial commitments relative to that of other Mexican obligors. The “mxAA” rating is the second-highest enterprise credit rating assigned on S&P’s CaVal national scale.

Moody’s states that insurance companies rated “A” (Good) offer good financial security and those rated “Baa” (Adequate) offer adequate financial security. The “A” (Good) and “Baa” (Adequate) ranges are the third-and fourth-highest, respectively, of nine financial strength rating ranges assigned by Moody’s, which range from “Aaa” to “C.” Numeric modifiers are used to refer to the ranking within the groups, with 1 being the highest and 3 being the lowest. These modifiers are not added to ratings in the “Aaa” category or to ratings below the “Caa” category. Accordingly, the “A1,” “A2,” “Baa2” and “Baa3” ratings are the fifth-, sixth-, ninth-and tenth-highest, respectively, of Moody’s 21 ratings categories. Short-term rating “P-1” is the highest rating and shows superior ability for repayment of short-term debt obligations. Issuers or issues rated “Aa.mx” demonstrate very strong creditworthiness relative to other issuers in Mexico.

A.M. Best states that its “A” (Excellent) and “A-” (Excellent) ratings are assigned to companies that have, in its opinion, an excellent ability to meet their ongoing insurance obligations. The “A” (Excellent) and “A-” (Excellent) ratings are the third-and fourth-highest of fifteen ratings assigned by A.M. Best, which range from “A++” to “F.”

Fitch states that “A” (Strong) rated insurance companies are viewed as possessing strong capacity to meet policyholder and contract obligations. The “A” rating category is the third-highest of eight financial strength rating categories, which range from “AAA” to “C.” The symbol (+) or (-) may be appended to a rating to indicate the relative position of a credit within a rating category. These suffixes are not added to ratings in the “AAA” category or to ratings below the “CCC” category. Accordingly, the “A-” rating is the seventh-highest of Fitch’s 21 ratings categories.

DBRS states that long-term obligations rated “AA” are of superior credit quality. Given the restrictive definition DBRS has for the “AAA” category, entities rated “AA” are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

S&P, Moody’s, A.M. Best, Fitch and DBRS review their ratings periodically and the company cannot assure you that it will maintain the current ratings in the future. Other agencies may also rate the company or its insurance subsidiaries on a solicited or an unsolicited basis.

About Genworth Financial

Genworth is a leading financial security company meeting the retirement, longevity and lifestyle protection, investment and mortgage insurance needs of more than 15 million customers, with a presence in more than 25 countries. For more information, visit www.genworth.com.

Inquiries:

Alicia Charity, 804-662-2248

Alicia.Charity@genworth.com